UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GRI BIO, INC.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037

September 28, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of GRI Bio, Inc. (the “Company”), to be held on Wednesday, November 4, 2026 at 11:00 a.m. Eastern Time. We have decided to hold this year’s Annual Meeting virtually via live audio webcast on the internet. We believe hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our Annual Meeting. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GRI2026. You will not be able to attend the Annual Meeting physically in person.
Details regarding the Annual Meeting, the business to be conducted at the Annual Meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement (the “Proxy Statement”). The board of directors of the Company recommends the approval of each of the proposals presented at the Annual Meeting. Such other business will be transacted as may properly come before the Annual Meeting.
We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote either at the Annual Meeting or by proxy. You may vote over the internet as well as by telephone or by mail. When you have finished reading the accompanying Proxy Statement, you are urged to vote in accordance with the instructions set forth in the Proxy Statement. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting, whether or not you can attend.
Thank you for your continued support of the Company.
Sincerely,
/s/ W. Marc Hertz, Ph.D.
W. Marc Hertz, Ph.D.
President and Chief Executive Officer

2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 4, 2026
Dear Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of GRI Bio, Inc. (the “Company”), a Delaware corporation. The meeting will be held on Wednesday, November 4, 2026, beginning at 11:00 a.m., Eastern Time, via a live audio webcast at www.virtualshareholdermeeting.com/GRI2026. You will not be able to attend the Annual Meeting physically in person. The Annual Meeting will be held for the following purposes:
1.To elect each of W. Marc Hertz, Ph.D. and David Szekeres to the Company’s board of directors to serve as a Class III director until the Company’s 2029 Annual Meeting of Stockholders and until such person’s successor is duly elected and qualified.
2.To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.To approve an amendment and restatement to the Company’s Amended and Restated 2018 Equity Incentive Plan to (i) increase the aggregate number of shares of Common Stock available for issuance thereunder by 546,529 and (ii) extend the evergreen provision to January 1, 2036.
4.To approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above.
These items of business are more fully described in the proxy statement accompanying this notice.
A list of stockholders of record will be available at the Annual Meeting and for the 10-day period ending on the day before the Annual Meeting at our principal executive offices located at 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037.
The record date for the Annual Meeting is Tuesday, September 22, 2026 (the “Record Date”). Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment or postponement thereof.
All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy or voting instruction form by internet, telephone or by mail in order to ensure the presence of a quorum.
It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting virtually. You may vote on the internet, by telephone or by completing and mailing a proxy card form. Submitting your proxy over the internet, by telephone or by mail will ensure your shares are represented at the Annual Meeting. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Please read the enclosed information carefully before voting.
Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instruction form as soon as possible.
By Order of the Board of Directors,
/s/ Leanne Kelly
Leanne Kelly
Corporate Secretary
La Jolla, California
September 28, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 4, 2026

This Proxy Statement, the Notice of 2026 Annual Meeting of Stockholders (the “Notice of Annual Meeting”), our form of proxy card and our 2025 annual report to stockholders (the “2025 Annual Report”) are available for viewing at www.proxyvote.com. To view these materials please have your 16-digit control number available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2025, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “Investors — SEC Filings” section of our website at www.gribio.com. You may also obtain a printed copy of our Annual Report on Form 10-K for the year ended December 31, 2025, including our financial statements, free of charge, from us by sending a written request to: 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

PROXY STATEMENT FOR THE GRI BIO, INC.
2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 4, 2026
This Proxy Statement, along with the accompanying Notice of Annual Meeting, contains information about the 2026 Annual Meeting of Stockholders of GRI Bio, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 11:00 a.m. Eastern Time on Wednesday, November 4, 2026, virtually at www.virtualshareholdermeeting.com/GRI2026.
This Proxy Statement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting.
On or about September 28, 2026, we intend to begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting. Although not part of this Proxy Statement, we are also sending, along with this Proxy Statement, our 2025 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2025.

2026 PROXY STATEMENT SUMMARY

Set forth below are highlights of important information you will find in this proxy statement (the “Proxy Statement”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Record Date	Place	Number of Shares of Common Stock Eligible to Vote as of the Record Date
11:00 a.m. Eastern Time on November 4, 2026	September 22, 2026	Virtual Audio Webcast	2,186,115
VOTING MATTERS

Board Recommendation
Proposal 1:
To elect each of W. Marc Hertz, Ph.D. and David Szekeres to the Company’s board of directors to serve as a Class III director until the Company’s 2029 Annual Meeting of Stockholders and until such person's successor is duly elected and qualified.
FOR
Proposal 2:	To ratify the appointment of WithumSmith+Brown, PC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR
Proposal 3:
To approve an amendment and restatement to the Company’s Amended and Restated 2018 Equity Incentive Plan to (i) increase the aggregate number of shares of Common Stock available for issuance thereunder by 546,529 and (ii) extend the evergreen provision to January 1, 2036.
FOR
Proposal 4:
To approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above.
FOR
CORPORATE GOVERNANCE SUMMARY FACTS
The following table summarizes the current structure of our board of directors and key elements of our corporate governance framework:

Size of the Board of Directors (set by the Board of Directors)	5
Number of Independent Directors	3
Independent Chairperson of the Board of Directors	Yes
Review of Independence of the Board of Directors	Annual
Independent Directors Meet Without Management Present	Yes
Diversity of the Board of Directors, Background, Experience and Skills	Yes
GRI Bio, Inc. - 2026 Proxy Statement | 7

_______________________
In this Proxy Statement, the words “GRI Bio,” the “Company,” “we,” “our,” “us” and similar terms refer to GRI Bio, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS, VOTING AND ATTENDING THE ANNUAL MEETING

Proxy Materials

What is the purpose of the proxy materials?
Our board of directors is soliciting your proxy to vote at our Annual Meeting, to be held virtually on Wednesday, November 4, 2026 at 11:00 a.m. Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. You received these proxy materials because you owned shares of the Company’s Common Stock at the close of business on the Record Date, or September 22, 2026, and that entitles you to vote at the Annual Meeting. The proxy materials describe the matters on which our board of directors would like you to vote and contain information that we are required to provide to you under the rules of the SEC when we solicit your proxy. As many of our stockholders may be unable to attend the Annual Meeting, proxies are solicited to give each stockholder an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement to the Annual Meeting include any adjournments or postponements of the Annual Meeting.
What is included in the proxy materials?
The proxy materials include:
•the Notice of Annual Meeting and this Proxy Statement;
•our 2025 Annual Report; and
•a proxy card that accompanies these materials.
We intend to commence distribution of these proxy materials to stockholders on or about September 28, 2026.
What information is contained in this Proxy Statement and our 2025 Annual Report?
The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, beneficial owners of our Common Stock, corporate governance matters, the compensation of our directors and certain of our executive officers and other required information. Our 2025 Annual Report contains information about our business, our audited financial statements and other important information that we are required to disclose under the rules of the SEC.
How can I access the proxy materials over the internet?
The proxy card that accompanied these materials contains instructions on how to view the proxy materials on the internet and vote your shares.
The proxy materials are also available at http://www.proxyvote.com, where you will be asked to enter your 16-digit control number provided in your proxy card in order to access such materials.
On this website you may choose to receive your future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.
GRI Bio, Inc. - 2026 Proxy Statement | 9

Voting Information

What items of business will be voted on at the Annual Meeting and how does the board of directors recommend that I vote?
The items of business scheduled to be voted on at the Annual Meeting and the recommendation of our board of directors are as follows:

Board Recommendation
Proposal 1:
To elect each of W. Marc Hertz, Ph.D. and David Szekeres, to the Company’s board of directors, to serve as a Class III director until the Company’s 2029 Annual Meeting of Stockholders and until such person's successor is duly elected and qualified.
FOR
Proposal 2:	To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR
Proposal 3:
To approve an amendment and restatement to the Company’s Amended and Restated 2018 Equity Incentive Plan to (i) increase the aggregate number of shares of Common Stock available for issuance thereunder by 546,529 and (ii) extend the evergreen provision to January 1, 2036.
FOR
Proposal 4:
To approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above.
FOR
See the Proposals section of this Proxy Statement for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.
Interest of Executive Officers and Directors
Our executive officers and directors have an interest in the approval of the amendment and restatement to our Amended and Restated 2018 Equity Incentive Plan (the “A&R 2018 Plan”) by our stockholders because they would be eligible to receive awards under such plan. None of our executive officers or directors has any substantial interest in any other matter to be acted upon, other than directors, with respect to the election to the board of directors of the directors so nominated.

Who is entitled to vote?
As of the Record Date, there were 2,186,115 shares of our Common Stock and no shares of our preferred stock outstanding and entitled to vote at the Annual Meeting. Holders of record of our Common Stock as of the Record Date will be entitled to vote on each matter presented at the Annual Meeting or any adjournment or postponement thereof.
A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the Annual Meeting and during normal business hours for the 10-day period ending on the day before the Annual Meeting at our address above.
Stockholder of Record. Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone, on the internet as instructed below or by proxy using a proxy card that accompanied your proxy materials to ensure your vote is counted.
Beneficial Owner. Shares Registered in the Name of a Broker or Bank
If on the Record Date your shares were held not in your name but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent
GRI Bio, Inc. - 2026 Proxy Statement | 10

regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a legal proxy (which will need to include the applicable control number) from your broker or other agent.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “Can I change my vote or revoke my proxy?” below.
What is the difference between holding shares as a “stockholder of record” as compared to as a “beneficial owner”?
Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote while attending the Annual Meeting virtually. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone, on the internet as instructed below or by proxy using a proxy card that accompanied your proxy materials to ensure your vote is counted. See “How do I vote?” below.
•Beneficial Owner: If your shares are held through a broker, bank, trust or other nominee, you are considered the beneficial owner of shares held in street name, and certain proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your shares while attending the Annual Meeting virtually unless you obtain a “legal proxy” (which will need to include the applicable control number) from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote at the Annual Meeting or you will not be attending the Annual Meeting, you may vote by proxy over the internet, by telephone or by mail by following the instructions in the voting instruction form provided to you by your broker, bank, trustee, or other nominee. See “How do I vote?” below.
How do I vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the internet or telephone. You may specify whether your shares should be voted “FOR”, “AGAINST” or “ABSTAIN” with respect to each nominee for director and with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted above. Voting by proxy will not affect your right to attend the Annual Meeting.
The procedures for voting are as follows:
Stockholder of Record. Shares Registered in Your Name
If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy by mail using the proxy card that accompanied your proxy materials. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.
•To vote during the Annual Meeting, if you are a stockholder of record as of the Record Date, follow the instructions at www.virtualshareholdermeeting.com/GRI2026. You will need to enter the 16-digit control number found on your proxy card or voting instruction form.
•To vote using the proxy card that may be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted above.
GRI Bio, Inc. - 2026 Proxy Statement | 11

•To vote over the telephone, dial toll-free 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the control number from your proxy card or voting instruction form. Your telephone vote must be received by 11:59 p.m. Eastern Time on November 3, 2026 to be counted.
•To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card or voting instruction form. Your internet vote must be received by 11:59 p.m. Eastern Time on November 3, 2026 to be counted.
Beneficial Owner. Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a full set of proxy materials containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the proxy materials to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a legal proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials or contact your broker, bank, or other agent to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.
What happens if I do not vote?
Stockholder of Record. Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by mail, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
Beneficial Owner. Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares in its discretion. In this regard, brokers, banks, and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. The ratification of the appointment of our independent registered public accounting firm and the postponement or adjournment of the Annual Meeting (Proposals 2 and 4 of this Proxy Statement) are considered “routine” matters, meaning that if you do not return voting instructions to your broker before its deadline, your shares may be voted by your broker in its discretion on those proposals.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by applicable stock exchange rules to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
What if I receive more than one set of proxy materials or proxy card?
If you receive more than one full set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards or voting instruction forms to ensure that all of your shares are voted.
Can I change my vote or revoke my proxy?
Stockholder of Record. Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the internet.
•You may send a timely written notice that you are revoking your proxy to the Company’s Corporate Secretary at 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037.
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•You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner. Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the voting power of the stock outstanding and entitled to vote at the meeting are present or represented by proxy. On the Record Date, there were 2,186,115 shares outstanding and entitled to vote. Thus, the holders of at least 728,705 shares must be present or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the meeting may be adjourned or recessed from time to time by the chairperson of the meeting or by a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on any matter at the meeting, as permitted under our Amended and Restated Bylaws (the “Bylaws”). At any such adjourned or recessed meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.
How many votes are needed to approve each proposal?
Votes will be counted by the inspector of election appointed for the Annual Meeting. The minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes is as follows:
•Proposal 1: Election of Directors. To be approved, the number of votes cast “FOR” a nominee’s election in an uncontested election must exceed the number of votes cast “AGAINST” such nominee’s election. In all director elections other than uncontested elections, the nominees for election as a director shall be elected by a plurality of the votes cast. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting. For each nominee, you may vote either “FOR”, “AGAINST”, or “ABSTAIN”. Brokerage firms do not have authority to vote without instruction on this proposal. Broker non-votes and abstentions will have no effect on the outcome of this proposal. An “uncontested election” means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.10 of our Bylaws; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that we file our definitive proxy statement relating to such meeting with the SEC (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Corporate Secretary of the Company; (ii) determined not to be a valid notice of nomination, with such determination to be made by the board of directors (or a committee thereof) pursuant to Section 2.10 of our Bylaws, or if challenged in court, by a final court order; or (iii) determined by the board of directors (or a committee thereof) not to create a bona fide election contest.
•Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm. The approval of this proposal requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). We do not expect broker non-votes to occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on the ratification of independent registered public accounting firms under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions and broker non-votes (if any) will have no effect on the outcome of this proposal. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of WithumSmith+Brown, PC as our independent registered accounting firm for the fiscal year ending December 31, 2026, our audit committee of our board of directors will reconsider its selection.
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•Proposal 3: Approval of an Amendment and Restatement to the Company’s Amended and Restated 2018 Equity Incentive Plan. The approval of this proposal requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
•Proposal 4: Approval of Adjournment of the Annual Meeting. The approval of this proposal requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). We do not expect broker non-votes to occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions and broker non-votes (if any) will have no effect on the outcome of this proposal.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have retained Campaign Management, LLC as our proxy solicitor to solicit proxies for the Annual Meeting and provide related advice and information support, for a fee of $8,500, plus reasonable expenses.
Who will count the votes?
Votes will be counted by the inspector of election appointed for the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Attending the Meeting

How can I attend the Annual Meeting?
This year, our Annual Meeting will be held in a virtual meeting format only. The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Eastern Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting. To be admitted to the virtual Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/GRI2026 and enter the 16-digit control number found next to the label “Control Number” on your proxy card or voting instruction form. If you are a beneficial stockholder, you should contact the bank, broker, or other institution where you hold your account well in advance of the Annual Meeting if you have questions about obtaining your control number/proxy to vote.
All of our stockholders as of the Record Date, or their duly appointed proxies, may attend the virtual Annual Meeting. Should it become necessary to change the date, time, and/or means of holding the Annual Meeting (including by means of an in person meeting), we will announce the change in advance and details on how to participate will be issued by press release, posted on our website, and filed as additional proxy materials.
Why are you holding a virtual annual meeting?
This year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management, as time permits.
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Can I ask questions during the Annual Meeting?
Stockholders will have the ability to submit questions during the Annual Meeting via the Annual Meeting website. Questions may be submitted online shortly prior to, and during, the Annual Meeting by logging in with the 16-digit control number at www.virtualshareholdermeeting.com/GRI2026. We will answer questions during the Annual Meeting that are pertinent to the proposals presented at the Annual Meeting, subject to time constraints. If we receive substantially similar written questions, we plan to group such questions together and provide a single response to avoid repetition and allow time for additional question topics. Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be provided in our rules of conduct for the Annual Meeting, which stockholders can view during the Annual Meeting at the Annual Meeting website.
What happens if there are technical difficulties during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have when accessing the virtual Annual Meeting, voting at the Annual Meeting, or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number on the log in screen at www.virtualshareholdermeeting.com/GRI2026.
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STOCK OWNERSHIP

Stock Ownership of Directors, Officers, and Principal Stockholders

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock as of September 15, 2026 for:
•each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our capital stock;
•each of our named executive officers;
•each of our directors; and
•all of our executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, and includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options or warrants, within 60 days of September 15, 2026. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them.
The percentage of beneficial ownership in the table below is based on 2,186,115 shares of Common Stock outstanding as of September 15, 2026.

	Common Stock Beneficially Owned
	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Stock
Name and Address of Beneficial Owner
Directors and Named Executive Officers(1)
W. Marc Hertz, Ph.D.(2)	4,068	*
Leanne Kelly(3)	1,634	*
Vipin Kumar, Ph.D.(4)	1,637	*
David Baker(5)	1,281	*
Roelof Rongen(5)	1,281	*
Camilla V. Simpson, M.Sc.(5)	1,281	*
David Szekeres(6)	2,169	*
All directors and executive officers as a group (8 persons)(7)	13,354	*
_____________
*Represents beneficial ownership of less than one percent of our outstanding Common Stock.
(1)Except as otherwise noted below, the address of the beneficial owner is c/o GRI Bio, Inc. 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037.
(2)Consists of (i) 8 shares of Common Stock and (ii) 4,060 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of September 15, 2026.
(3)Consists of 1,634 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of September 15, 2026.
(4)Consists of (i) 3 shares of Common Stock and (ii) 1,634 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of September 15, 2026.
(5)Consists of 1,281 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of September 15, 2026.
(6)Consists of 2,169 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of September 15, 2026.
(7)Consists of (i) the shares of Common Stock described in footnotes (2) through (6) above and (ii) 3 shares of Common Stock held by Albert Agro, Ph.D.

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EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names and ages of all of our executive officers and directors as of September 15, 2026.

Name	Age	Position
Executive Officers
W. Marc Hertz, Ph.D.	57	President, Chief Executive Officer and Director (Principal Executive Officer)
Leanne Kelly	50	Chief Financial Officer (Principal Financial and Accounting Officer)
Vipin Kumar, Ph.D.	67	Chief Scientific Officer
Albert Agro, Ph.D.	62	Chief Medical Officer

Non-Employee Directors
David Szekeres(1)(2)	52	Chairperson of the Board
David Baker	62	Director
Roelof Rongen(1)(3)	61	Director
Camilla V. Simpson, M.Sc.(1)(2)(3)	54	Director
(1)Member of the audit committee.
(2)Member of the compensation committee.
(3)Member of the nominating and corporate governance committee.

Executive Officers

Biographical information regarding our executive officers as of September 15, 2026 is set forth below. Our executive officers are appointed by our board of directors.
W. Marc Hertz, Ph.D. has served as our President and Chief Executive Officer and as a member of our Board since April 2023. He co-founded GRI Operations in 2009 and served as Chief Executive Officer and chairperson of its board of directors since its inception. In addition to his management positions, Dr. Hertz previously served on the boards of directors of GemVax AS from 2005 to 2009, Evozym Biologics Inc., from 2014 to 2018, and currently serves on the board of directors of Multimeric Biotherapeutics, a privately-held research and development biotechnology company, a position he has held since 2008. Dr. Hertz has also held several senior positions at companies in the biotechnology industry since 1998, including Pharmexa, Inc., Pharmexa A/S and Multimeric Biotherapeutics, Inc. Dr. Hertz received his undergraduate degree in biology from Bowdoin College and his Ph.D. in immunology and microbiology from the University of Colorado Medical School. We believe Dr. Hertz’s service as GRI Operations’ co-founder and Chief Executive Officer and his extensive experience in the biotechnology industry qualify him to serve as a member of our Board.
Leanne Kelly has served as our Chief Financial Officer since the closing of the merger (the “Merger”) with Vallon Pharmaceuticals, Inc. (“Vallon”) in April 2023. She brings over 20 years of experience leading privately-held and publicly-traded companies across life sciences, technology and e-commerce sectors with a foundation in public accounting. From May 2021 until the closing of the Merger, she served as the Chief Financial Officer of Vallon. From 2016 to 2021, she served as the Controller and Executive Director of Global Financial Reporting at OptiNose, Inc., a multi-million dollar revenue specialty pharmaceutical company. Over the course of her career, she has held Senior Vice President of Finance, Controller and Chief Financial Officer positions in privately-held and publicly-traded companies such as Flower Orthopedics, Iroko Pharmaceuticals, LLC, and Genaera Corporation. Ms. Kelly began her career as an auditor with KPMG LLP. While serving in those roles, Ms. Kelly's work included multi-million dollar financings, M&A diligence and support. She also has experience in financial oversight, internal and external financial reporting, forecasting, and financial analysis, as well as investor and public relations. Ms. Kelly received her Bachelor of Science degree in Business Economics with a concentration in Accounting from Lehigh University and is a licensed CPA (inactive status) in the state of Pennsylvania.
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Vipin Kumar, Ph.D. has served as our Chief Scientific Officer since April 2023. He co-founded GRI Operations in 2009 and, since its inception and until the date of the Merger, served as a member of its board of directors and as chairperson of its scientific advisory board. Dr. Kumar served as GRI Operations’ Chief Scientific Officer from 2009 to 2017 and from 2022 to April 2023. Dr. Kumar has served as a Professor of Medicine, Laboratory of Immune Regulation at the University of California, San Diego since April 2015. In 2015, Dr. Kumar co-founded Simomics, UK, a simulation software company and served as a non-executive director from 2015 to July 2022. Additionally, Dr. Kumar has served on the board of directors of Vidur Discoveries, LLC, a consulting company, since 2009. Dr. Kumar obtained his undergraduate degree in biology from the Kanpur University, India, his master’s in biochemistry, molecular biology and immunology from the Institute of Medical Education & Research, India, and his Ph.D. in biochemistry from the Indian Institute of Science, India.
Albert Agro, Ph.D. has served as our Chief Medical Officer since April 2023. He co-founded GRI Operations in 2009 and served as a consultant to GRI Operations with the title Chief Medical Officer from August 2017 until April 2023. Dr. Agro has been serving as the Chief Executive Officer of Jocasta Neuroscience Inc. since June of 2024. He has also served as President and Chief Executive Officer of Columbia Therapeutics Inc. since April 2021 and has over 20 years of experience in the biotechnology and pharmaceutical industries having held several senior clinical and development positions, including Chief Executive Officer of Sublimity Therapeutics Inc. from March 2018 to April 2021 and Chief Medical Officer at Cynapsus from June 2012 to September 2016. Dr. Agro received his Ph.D. in immunology from the Department of Medicine at McMaster University.

Non-Employee Directors

Biographical information as of September 15, 2026 and the attributes, skills, and experience of each director that led our nominating and corporate governance committee and our board of directors to determine that such individual should serve as a director are discussed below.
David Szekeres has served as a member of our board of directors since April 2023. Mr. Szekeres currently serves as the President of Connect Biopharma Holdings Limited, a publicly-traded, U.S.-headquartered global clinical-stage biopharmaceutical company. He has more than two decades of experience in the global life sciences industry as a finance and business development executive, deal maker, legal counsel, and board member. Mr. Szekeres joined Heron Therapeutics, Inc. in March 2016 and served as Chief Operating Officer and Head of Finance until August 2023. Prior to this, he served as Chief Business Officer, Principal Financial & Accounting Officer and General Counsel at Regulus Therapeutics Inc. from 2014 to 2016. Mr. Szekeres also served as head of Mergers and Acquisitions at Life Technologies Corporation from 2008 through its acquisition by Thermo Fisher Scientific in February 2014. Mr. Szekeres currently serves on the board of directors at Sanford Burnham Prebys, CureMatch, and Animantis, and as an executive advisory board member at Colossal Biosciences. He served on the board of directors of Edico Genome Inc. from March 2014 until its acquisition by Illumina in 2018 and Patara Pharma from October 2014 until its acquisition by Roivant Sciences in 2018. Mr. Szekeres received his undergraduate degree in criminology, law, and society from the University of California, Irvine and his J.D. from Duke University School of Law. We believe that Mr. Szekeres’s extensive experience as an executive and serving on other boards of directors in the biotechnology and biotherapeutics industry qualifies him to serve on our Board.
David Baker has served as a member of our board of directors from January 15, 2019 until August 23, 2019, and upon the consummation of the initial public offering of Vallon’s common stock on February 12, 2021, he was again appointed as a director. He previously served as Vallon’s President and Chief Executive Officer from January 15, 2019 until April 12, 2023. Mr. Baker has also been serving as the President and Consultant of DB Biopharma Consulting LLC, a life science consulting company, since April 2023. He previously served as the Interim Chief Executive Officer and Chief Commercial Officer of Alcobra Ltd. (now known as Arcturus), where he oversaw the development of ADAIR. Prior to joining Alcobra Ltd., he worked at Shire Pharmaceuticals for 10 years, including as Vice President of Commercial Strategy and New Business in the Neuroscience Business Unit. In that role, Mr. Baker led the commercial assessment of neuroscience licensing opportunities, managed commercial efforts on pipeline central nervous system (CNS) products, and led the long-term strategic planning process. Previously, he served as Global General Manager for Shire’s Vyvanse® where he led the launch of Vyvanse and led global expansion efforts including successful establishment of a partnership in Japan and launches in Canada and Brazil. Prior to that, Mr. Baker served as Vice President of Marketing for all of Shire’s ADHD products. From 1990 through 2004, Mr. Baker worked at Merck & Co., where he held positions of increasing responsibility in marketing, sales, market research, and business development. In addition to his knowledge and experience with CNS medications, Mr. Baker’s expertise includes therapeutics for osteoporosis, migraine, and hyperlipidemia. He has been directly involved with the marketing of five medications with annual sales in excess of $1.0 billion each. Mr. Baker graduated Magna Cum Laude with a bachelor’s degree in Economics and Computer Science from Duke University. He earned a Master of Business Administration in
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Marketing from Duke’s Fuqua School of Business. Mr. Baker also serves on the board of directors of Benchworks, Inc., a privately-held healthcare advertising agency. We believe that Mr. Baker’s service as Vallon’s President and Chief Executive Officer and his extensive expertise in the biotechnology industry qualifies him to serve as a member of our Board.
Roelof Rongen has served as a member of our board of directors since April 2023. He is a serial entrepreneur, company builder and Research and Development/Commercial Development leader with extensive experience across many therapeutic areas and functions. Mr. Rongen has served as Chief Executive Officer of Adolore BioTherapeutics, a gene-therapy company, since July 2022, Founder/Chief Executive Officer of Innovative Molecules since June 2019, and Managing Member of AsteRx Pharma Consulting since September 2018. In 2012, he founded and progressed Matinas BioPharma (omega-3 and lipid-crystal nano-particle drug delivery) into a public company (NYSE:MTNB) until his departure in March 2018. Mr. Rongen was integral to the development and commercialization of products such as Humira® and Lovaza®. Prior to founding Matinas BioPharma, Mr. Rongen served as Executive Vice President at Trygg Pharma from 2010 to 2012 where he facilitated Norway’s Aker Group’s entry into the prescription omega-3 business, and ultimate sale to FMC. Before Aker, Mr. Rongen was VP for IP and Portfolio Management at Reliant Pharmaceuticals (acquired by GlaxoSmithKline) where he in-licensed Lovaza® and led development and pre-launch activities. Earlier in his career, Mr. Rongen was Global Product Director for Humira® and other Immunology Programs at BASF Pharma (acquired by Abbott/Abbvie). Mr. Rongen started his professional career as a management consultant at Arthur D. Little’s Technology Innovation Management practice and as a biotechnology/pharmaceutical consultant at The Wilkerson Group (acquired by IBM). Mr. Rongen received a Master of Science in Engineering in Molecular Sciences (with Biotechnology/Bio-Process Technology focus) from Wageningen University in the Netherlands and a Master of Business Administration from the Kellogg Business School at Northwestern University. We believe that Mr. Rongen’s experience in the biopharmaceutical industry qualifies him to serve on our Board.
Camilla V. Simpson, M.Sc. has served as a member of our board of directors since April 2023. She has served as a member of Spruce Biosciences board of directors since October 2017. Since April 2021, Ms. Simpson has been Chief Executive Officer of Zehna Therapeutics, an early-stage biotechnology company and a spin-out from the Cleveland Clinic. Since April 2019, Ms. Simpson has been the Managing Member and President of Rare Strategic, LLC where she provides strategic advice and consulting services to biotechnology companies. Ms. Simpson joined the board of directors of Dyve Biosciences in December 2020. From April 2017 to April 2019, Ms. Simpson was SVP, Head of Product Portfolio Development at BioMarin where she was responsible for corporate and Research and Development governance, program leadership, project management, competitive intelligence, portfolio strategy, and business analytics. From October 2014 to April 2017, Ms. Simpson was Group Vice President Global Regulatory Affairs at BioMarin, and from March 2014 to October 2014, Ms. Simpson was Vice President Regulatory Affairs EU at BioMarin. She also spent 12 years at Shire, where after multiple roles of increasing responsibility, ultimately held the position of Vice President of Regulatory Affairs Early Development and Business Development. Ms. Simpson holds a Bachelor of Science from University College Galway, Ireland, a Bachelors of Science (Honors) from Kingston University, United Kingdom, and a Master of Science with distinction from University of London, UK. We believe that Ms. Simpson’s extensive experience serving as an executive, director and consultant in the biotechnology industry qualifies her to serve as a member of our Board.
Family Relationships
There is no family relationship between any director, executive officer or person nominated to become a director or executive officer.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Under Nasdaq listing requirements, independent directors must comprise a majority of a listed company’s board of directors within 12 months from the date of listing. In addition, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees must be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. A director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee
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of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our board of directors has determined that all members of the board of directors, except W. Marc Hertz, Ph.D., and David Baker, are independent directors, including for purposes of SEC and Nasdaq rules. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The composition and functioning of our board of directors and each of the committees of the board of directors comply with all applicable SEC and Nasdaq rules.

Board Leadership Structure and Role of the Board in Risk Oversight

The board of directors is responsible for the control and direction of the Company. At present, the board of directors has elected to separate the positions of Chairperson and Chief Executive Officer. Dr. Hertz serves as Chief Executive Officer of the Company and as a member of the Company’s board of directors. Mr. Szekeres serves as Chairperson of the Company’s board of directors. The board of directors believes that this structure serves the Company well by maintaining a link between management, through Dr. Hertz’s membership on the board of directors, and the non-executive directors led by Mr. Szekeres in his role as a non-executive Chairperson.
One of the key functions of our board of directors is informed oversight of our risk management process. The board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through the various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures facing the Company and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices, including whether such practices are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

During fiscal year 2025, our board of directors held 6 meetings (including regularly scheduled and special meetings), and the various standing committees of our board of directors held a total of 9 meetings. Each director attended 100% of the total number of meetings of the board of directors and committee meetings of which such director was a member during 2025. Though we do not have a formal policy regarding attendance, each member of our board of directors is strongly encouraged to attend each annual meeting of our stockholders. No directors attended our 2025 Annual Meeting of Stockholders.

Board Committees

Our board of directors established an audit committee, a compensation committee and a nominating and corporate governance committee and may establish other committees to facilitate the management of our business. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors and its committees set meeting schedules throughout the year and can also hold special meetings and act by written consent from time to time, as appropriate.
Our board of directors expects to delegate various responsibilities and authority to committees as generally described below. The committees regularly report on their activities and actions to the full board of directors. Each member of each committee
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of our board of directors qualifies as an independent director in accordance with the current independence standards of the SEC and Nasdaq. Each committee of our board of directors has a written charter that was approved by our board of directors.
Copies of each charter are posted on our website at www.gribio.com under the “Investors” section. Information contained on our website is not incorporated by reference into this Proxy Statement. We have included our website address in this Proxy Statement solely as an inactive textual reference.
Audit Committee
The members of our audit committee are Roelof Rongen, Camilla V. Simpson, M.Sc., and David Szekeres, who is the chairperson of the audit committee.
Our audit committee assists our board of directors with its oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent registered public accounting firm; the design and implementation of our financial risk assessment and risk management. Among other things, our audit committee is responsible for reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures. Our audit committee also discusses, at times in private sessions when appropriate, with our independent registered public accounting firm and management the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into certain aspects of our financial affairs.
Our audit committee is responsible for establishing and overseeing procedures for the receipt, retention and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has direct responsibility for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our audit committee has sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor. Our audit committee reviews and oversees all related person transactions in accordance with our policies and procedures.
Each member of our audit committee is independent under the current independence standards promulgated by the SEC and Nasdaq, as such standards apply specifically to audit committee members. Our board of directors has determined that David Szekeres also qualifies as an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K and that Mr. Szekeres qualifies as a financially sophisticated audit committee member under Nasdaq Rule 5605(c)(2)(A). In making this determination, our board of directors has considered Mr. Szekeres’s prior experience, business acumen and independence.
We believe that the composition and functioning of our audit committee complies with all applicable requirements of Section 404 of the Sarbanes-Oxley Act of 2002, and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Compensation Committee
The members of our compensation committee are David Szekeres and Camilla V. Simpson, M.Sc., who is the chairperson of the compensation committee.
Each member of our compensation committee is independent under SEC and Nasdaq rules applicable to compensation committee members. Our compensation committee assists our board of directors with its oversight of the forms and amount of compensation for our executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of our equity and non-equity incentive plans for employees and other service providers and certain other matters related to our compensation programs. Our compensation committee, among other responsibilities, evaluates the performance of our Chief Executive Officer and, in consultation with him, evaluates the performance of our other executive officers (including officers reporting under Section 16 of the Exchange Act). Our compensation committee also administers the A&R 2018 Plan. The compensation committee is responsible for the determination of the compensation of our Chief Executive Officer and executive officers, and conducts its decision making process with respect to the Chief Executive’s compensation without the Chief Executive Officer present. Our Chief Executive Officer has no role in determining his own pay.
The compensation committee has adopted the following processes and procedures for the consideration and determination of executive and director compensation:
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•Evaluating, recommending, approving, and reviewing executive officer and director compensation arrangements, plans, policies, and programs;
•Administering our cash-based and equity-based compensation plans; and
•Making recommendations to our board of directors regarding any other board of directors responsibilities relating to executive compensation.
The compensation committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. In 2025, the compensation committee engaged the services of Anderson Pay Advisors, LLC (“Anderson”), an executive compensation consulting firm, to review and provide recommendations concerning the components of the Company’s executive and director compensation programs and to provide benchmarking information regarding market practices. Anderson performed services solely on behalf of the compensation committee and had no relationship with the Company or management except as it may have related to the services performed. The compensation committee assessed the independence of Anderson pursuant to SEC rules and Nasdaq corporate governance rules and concluded that no conflict of interest existed that would have prevented Anderson from independently representing the compensation committee.
Nominating and Corporate Governance Committee
The members of our nominating and corporate governance committee are Camilla V. Simpson, M.Sc., and Roelof Rongen, who is the chairperson of the nominating and corporate governance committee.
Each member of our nominating and corporate governance committee is independent under SEC and Nasdaq rules applicable to nominating and corporate governance committee members. Our nominating and corporate governance committee’s responsibilities include:
•Evaluating and making recommendations to the full board of directors as to the composition, organization and governance of our board of directors and its committees;
•Evaluating and making recommendations as to director candidates;
•Evaluating current board members’ performance;
•Developing continuing education programs for directors, as needed;
•Overseeing the process for the dissemination of information to the board of directors and its committees;
•Reviewing its own performance and the nominating and corporate governance committee charter annually;
•Overseeing the process for chief executive officer and other executive officer succession planning; and
•Developing and recommending governance guidelines for the Company.

Generally, our nominating and corporate governance committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating and corporate governance committee will evaluate a candidate’s qualifications based on criteria such as personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity of backgrounds, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our stockholders. The nominating and corporate governance committee does not have a formal policy with respect to the consideration of director candidates recommended by stockholders. The nominating and corporate governance committee believes that the absence of such a policy is appropriate given the stockholder nomination procedures set forth in our Bylaws.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to our Board, it must follow the procedures described in our Bylaws and in the section “Stockholder Proposals and Director Nominations” in this Proxy Statement. To be timely, a stockholder's notice must be delivered in writing to our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the
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10th day following the date on which public announcement of the date of such meeting is first made by the Company. In no event shall an adjournment, recess or postponement of an annual meeting commence a new time period or extend any time period for the giving of a stockholder's notice. The number of nominees a stockholder may nominate for election at the annual meeting shall not exceed the number of directors to be elected at such annual meeting.

All notices must be in writing (and not by electronic transmission) and delivered exclusively by hand (including overnight courier service) or by certified or registered mail, return receipt requested.
Such stockholder's notice must include the following information concerning the recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:

•the name and address of such stockholder, as they appear on the Company's books, and the name and address of such beneficial owner;
•the class or series and number of shares of stock of the Company that are owned of record by such stockholder and such beneficial owner as of the date of the notice, together with a representation that the stockholder will notify the Company in writing within five business days after the record date for such meeting of the class or series and number of shares owned of record as of the record date;
•a representation that the stockholder (or a qualified representative of the stockholder) intends to appear at the meeting to make such nomination;
•the class or series and number of shares of stock of the Company that are beneficially owned by such stockholder or beneficial owner and by any control person (meaning, if the stockholder or beneficial owner is an entity, each director, executive, managing member or control person of such entity) as of the date of the notice, together with a representation that the stockholder will notify the Company in writing within five business days after the record date for such meeting of the class or series and number of shares beneficially owned as of the record date;
•a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder, beneficial owner or control person and any other person, including any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable), together with a representation that the stockholder will notify the Company in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date;
•a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of the Company's stock, or maintain, increase or decrease the voting power of the stockholder, beneficial owner or control person with respect to securities of the Company, together with a representation that the stockholder will notify the Company in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date; and
•a representation whether the stockholder or the beneficial owner, if any, will engage in a solicitation with respect to the nomination and, if so, the name of each participant in such solicitation (as defined in Item 4 of Schedule 14A under the Exchange Act) and whether such person intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of shares representing at least 50% of the voting power of the stock entitled to vote generally in the election of directors.

The recommendation must also be accompanied by the following information concerning the proposed nominee:

•all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act;
•a written representation and agreement signed by the nominee pursuant to which such person represents and agrees that such person (A) consents to serving as a director if elected and (if applicable) to being named in the Company's proxy statement and form of proxy as a nominee, and currently intends to serve as a director for the full term for which such person is standing for election; (B) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity (1) as to how the person, if elected as a director, will act or vote on any issue or question that has not been disclosed to the Company
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or (2) that could limit or interfere with the person's ability to comply, if elected as a director, with such person's fiduciary duties under applicable law; (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director or nominee that has not been disclosed to the Company; and (D) if elected as a director, will comply with all of the Company's corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Company policies and guidelines applicable to directors;
•all completed and signed questionnaires prepared by the Company, including those questionnaires required of the Company's directors and any other questionnaire the Company determines is necessary or advisable to assess whether the nominee will satisfy any qualifications or requirements imposed by the Certificate of Incorporation, the Bylaws, any applicable law, rule, regulation or listing standard, and the Company's corporate governance policies and guidelines; and
•such other information as the Company may reasonably request to permit the Company to determine the eligibility of such person to serve as a director, including information relevant to a determination of whether such person can be considered an independent director. The questionnaires and any additional requested information will be considered timely if provided to the Company promptly upon request, but in any event within five business days after such request.

Stockholder Communication with Directors

Generally, stockholders who have questions or concerns should contact our Investor & Media Relations team as indicated on the “Investors” section of on our website. However, persons wishing to write to our board of directors, or to a specified director or committee of our board of directors, should send correspondence to our Corporate Secretary at GRI Bio, Inc., 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037. Electronic submissions of stockholder correspondence will not be accepted.
Communications will be distributed to our board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our board of directors may be excluded, such as:
•junk mail and mass mailings;
•resumes and other forms of job inquiries;
•surveys; and
•solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all of our employees, executive officers, and directors. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information, and compliance with legal and regulatory requirements. Our Code of Conduct is available on the “Investors — Corporate Governance” section of our website at www.gribio.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037.
Our nominating and corporate governance committee is responsible for overseeing our Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers or directors. We intend to disclose any future amendments to, or waivers from, our Code of Conduct in a Current Report on Form 8-K within four business days of the waiver or amendment, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by Nasdaq rules.
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Insider Trading Policy and Policy Against Hedging and Pledging

Under our Insider Trading Policy, our directors, officers, and employees (and such individuals’ family members, other members of their household, and any person or entity whose transactions in our securities are subject to such individuals’ control or influence) are strictly prohibited from engaging in the following transactions at any time: (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account or pledging our securities to secure margin or other loans; and (iv) all forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts. Although we have not adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by the Company, as part of the oversight of risk, the Board, or one or more of its committees, approves any transaction, plan or arrangement by or with the Company with respect to our securities on a case-by-case basis, and as part of their procedures to review and approve any such transaction, plan or arrangement, the Board or committee consults with legal counsel to ensure compliance with applicable insider trading laws, rules and regulations, and listing standards. We believe that our insider trading policies and procedures are designed to reasonably promote compliance with applicable laws and exchange listing standards. The foregoing description of our Insider Trading Policy is qualified in its entirety by reference to the full text of the Insider Trading Policy, filed as Exhibit 19.1 to our 2025 Annual Report, filed with the SEC on January 30, 2026.

Audit Committee Report

The audit committee of the board of directors, which consists entirely of directors who meet Nasdaq independence and experience requirements, has furnished the following report:
The audit committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The audit committee operates pursuant to a written charter that is available on the “Investors — Corporate Governance” section of our website at www.gribio.com.

Our management is responsible for preparing our consolidated financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. WithumSmith+Brown, PC (“Withum”), our independent registered public accounting firm for 2025, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles. The audit committee is responsible for assisting our board of directors in overseeing the conduct of these activities by management and the independent auditor. In fulfilling its oversight responsibilities with respect to our audited consolidated financial statements for the year ended December 31, 2025, the audit committee took the following actions:
•reviewed and discussed with management and Withum the Company’s audited consolidated financial statements for the year ended December 31, 2025;
•considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate;
•discussed with Withum the matters required to be discussed in accordance with Auditing Standard No. 1301 —Communications with Audit Committees;
•discussed with Withum its independence and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;
•discussed with Withum their independence, and received from Withum the written disclosures and the letter required by applicable requirements of the PCAOB regarding Withum’s communications with the audit committee concerning independence; and
•discussed with Withum, with and without management present, the scope and results of Withum’s audit of the Company's consolidated financial statements for the year ended December 31, 2025, including a discussion of the quality, not just acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.
Based on these reviews and discussions, the audit committee recommended to our board of directors that such audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
Respectfully Submitted by the
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Members of the Audit Committee

David Szekeres (Chairperson)
Camilla V. Simpson, M.Sc.
Roelof Rongen

RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our written related party transactions policy states that our employees, officers and directors, and any members of the immediate family of and any entity affiliated with any of the foregoing persons are not permitted to enter into a material related party transaction with us without the review and approval of our audit committee. The policy provides that our general counsel, or, if we do not then have a general counsel, our principal executive, financial, or accounting officer (each a “Designated Officer”), must be notified of any request for us to enter into a transaction with such parties in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, as well as of the facts and circumstances of the proposed transaction. Should an employee of the Company become aware of a related party transaction, regardless of whether such employee is a party to such transaction, such employee will report the related party transaction to the Designated Officer. The Designated Officer shall report such related party transaction to the audit committee for review. In approving or rejecting any such proposal, our audit committee considers the relevant facts and circumstances available and deemed relevant to the committee, including, but not limited to, (i) whether the transaction was undertaken in the ordinary course of business; (ii) whether the related party transaction was initiated by us, a subsidiary, or the related party; (iii) whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party; (iv) the purpose of, and the potential benefits to us of, the related party transaction; (v) the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party; (vi) the related party’s interest in the related party transaction; (vii) whether the related party transaction would impair the independence of an otherwise independent director; and (viii) any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

Certain Relationships and Related Party Transactions

In addition to the director and executive officer compensation arrangements discussed below in “Executive Compensation” and “Director Compensation,” since January 1, 2024, we have engaged in the following transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets for the years ended December 31, 2025 and 2024, and in which any director, executive officer or beneficial owner of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediate family members of our directors, executive officers and principal stockholders, had or will have a material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Employment Agreements
We have entered into employment agreements with each of our named executive officers. See the “Executive Compensation” section of this Proxy Statement.
Equity Grants
We have granted stock options to certain of our executive officers and members of our board of directors. See the “Executive Compensation” and “Director Compensation” sections of this Proxy Statement.
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Indemnification and Limitation on Liability
We have entered into indemnification agreements with each of our directors and officers. These agreements provide that we will indemnify each of our directors, our executive officers and, at times, their affiliates to the fullest extent permitted by Delaware law. We will advance expenses, including attorneys’ fees (but excluding judgments, fines and settlement amounts), to each indemnified director, executive officer, or affiliate in connection with any proceeding in which indemnification is available and we will indemnify our directors and officers for any action or proceeding arising out of that person’s services as a director or officer brought on behalf of us or in furtherance of our rights. Additionally, certain of our directors or officers may have certain rights to indemnification, advancement of expenses, or insurance provided by their affiliates or other third parties, which indemnification relates to and might apply to the same proceedings arising out of such director’s or officer’s services as a director referenced herein. Nonetheless, we have agreed in the indemnification agreements that our obligations to those same directors or officers are primary and any obligation of such affiliates or other third parties to advance expenses or to provide indemnification for the expenses or liabilities incurred by those directors are secondary.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2025 were:
•W. Marc Hertz, Ph.D., our President and Chief Executive Officer;
•Leanne Kelly, our Chief Financial Officer; and
•Vipin Kumar, Ph.D., our Chief Scientific Officer.
Summary Compensation Table
The following table summarizes information concerning the compensation awarded to, earned by, or paid for services rendered in all capacities by our named executive officers during the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Compensation ($)(2)	All Other Compensation ($)			Total ($)
W. Marc Hertz, Ph.D.	2025	575,900	—		274,738	158,373	18,209	(3)	1,027,220	1,027,220
President and Chief Executive Officer	2024	458,708	—		—	158,373	143		617,224	617,224
Leanne Kelly	2025	384,300	—		109,985	76,860	13,577	(4)		584,722
Chief Financial Officer	2024	342,417	50,000	(5)	—	76,860	143			469,420
Vipin Kumar, Ph.D.	2025	384,300	—		109,985	76,860	7,942	(6)		579,087
Chief Scientific Officer	2024	342,417	—		—	76,860	143			419,420
(1)Reflects the aggregate grant date fair value of stock options granted during the fiscal year calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with the option awards. The assumptions made in valuing the option awards reported in this column are described in GRI’s audited consolidated financial statements (Note 3. Summary of Significant Accounting Policies - Stock-Based Compensation and Note 8. Stock-Based Compensation) included in our 2025 Annual Report.
(2)The amounts in this column represent performance bonuses earned by the named executive officers in the year shown based upon the achievement of pre-established performance objectives. See “Executive Compensation — Elements of Compensation — Bonuses and Non-Equity Incentive Plan Compensation” below.
(3)Consists of $18,083 in matching contributions to Dr. Hertz’s account under the GRI Bio, Inc. 401(k) plan, and $126 in group term life insurance premiums paid on behalf of Dr. Hertz.
(4)Consists of $13,451 in matching contributions to Ms. Kelly’s account under the GRI Bio, Inc. 401(k) plan, and $126 in group term life insurance premiums paid on behalf of Ms. Kelly.
(5)Pursuant to her employment agreement, Ms. Kelly was paid a retention bonus of $50,000 on April 21, 2024.
(6)Consists of $7,846 in matching contributions to Dr. Kumar’s account under the GRI Bio, Inc. 401(k) plan and $96 in group term life insurance premiums paid on behalf of Dr. Kumar.

Elements of Compensation
2025 Base Salaries
Effective August 1, 2024, the base salaries of Dr. Hertz, Ms. Kelly, and Dr. Kumar were increased to $575,900, $384,300, and $384,300, respectively.
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Bonuses and Non-Equity Incentive Plan Compensation
Dr. Hertz, Ms. Kelly, and Dr. Kumar are each eligible to receive a discretionary annual performance bonus with a target bonus equal to 55%, 40% and 40% of their then current base salary, respectively. For the fiscal year ended December 31, 2025, based on the achievement level of performance objectives, the board of directors awarded an annual performance bonus of $158,373 to Dr. Hertz and $76,860 to each of Ms. Kelly and Dr. Kumar.
Option Awards Granted During 2025
On January 23, 2025, the Board granted 272 incentive stock options to purchase our Common Stock to Dr. Hertz and 91 incentive stock options to purchase our Common Stock to each of Ms. Kelly and Dr. Kumar with an exercise price of $326.48 per share which was equal to the closing price of our Common Stock on the date of grant. The shares underlying these options vested at the time of grant.
On August 26, 2025, the Board granted 953 incentive stock options to purchase our Common Stock to Dr. Hertz and 423 incentive stock options to purchase our Common Stock to each of Ms. Kelly and Dr. Kumar with an exercise price of $39.48 per share which was equal to the closing price of our Common Stock on the date of grant. An aggregate of 1,166 options vested at the time of grant. The unvested options will vest on a quarterly vesting schedule over three years from the date of grant, subject to the holder’s continued service to the Company.
On September 18, 2025, the Board granted 3,680 incentive stock options to purchase our Common Stock to Dr. Hertz and 1,543 incentive stock options to purchase our Common Stock to each of Ms. Kelly and Dr. Kumar with an exercise price of $54.04 per share which was equal to the closing price of our Common Stock on the date of grant. An aggregate of 4,867 options vested at the time of grant. The unvested options will vest on a quarterly vesting schedule over three years from the date of grant, subject to the holder’s continued service to the Company.
Pension Benefits
We do not have any qualified or non-qualified defined benefit plans or profit-sharing plans.
Non-qualified Deferred Compensation
We do not maintain any non-qualified defined contribution plans or other deferred compensation plans.
Employee Benefits
Our named executive officers participate in employee benefit programs available to our employees generally, including medical, vision and dental insurance and a tax-qualified 401(k) plan.
Employment Agreements
As noted above, we have entered into an employment agreement with each of our named executive officers. The employment agreements provide that the executive will receive a base salary and be eligible to receive an annual cash bonus contingent upon the attainment of certain company milestones and/or individual objectives. Pursuant to the employment agreements, each executive's base salary and target bonus will be reviewed periodically by our compensation committee or board of directors. These employment agreements also provide for certain termination benefits, which are described below in the section entitled “Potential Payments Upon a Termination or Change in Control.”
Our named executive officers are also entitled to participate in all of our retirement and group welfare plans, subject to the terms and conditions applicable to such plans. Further, each named executive officer's employment agreement contains restrictive covenants relating to non-disclosure of confidential information, mutual non-disparagement and assignment of inventions provisions. The employment agreement with Ms. Kelly also includes non-competition and non-solicitation provisions.
Potential Payments Upon a Termination or Change in Control
In addition to those potential payments described below, regardless of the manner in which a named executive officer’s service terminates, that named executive officer is entitled to receive compensation amounts earned during his or her term of service, including unpaid salary and other accrued benefits, as applicable. In addition, each named executive officer is
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entitled to receive certain benefits upon the Company’s termination of his or her employment without cause or his or her resignation for good reason.
W. Marc Hertz, Ph.D.
Pursuant to his employment agreement with us, if Dr. Hertz’s employment were terminated by us without cause or terminated by Dr. Hertz for good reason, in either case not in connection with a change in control, then Dr. Hertz would be entitled to the following severance benefits:
•continued base salary for a period of 12 months, plus a pro-rated bonus for the year of termination, based on actual performance results for the entire year, and provided he was employed for at least six months during that year; and
•subsidized premiums for COBRA continuation coverage for a period of 12 months (or such earlier date that he obtains alternative coverage).
Pursuant to his employment agreement with us, if Dr. Hertz’s employment were terminated by us without cause or terminated by Dr. Hertz for good reason, in either case within the one-year period following a change in control transaction, then Dr. Hertz would be entitled to the following severance benefits:
•a lump sum payment equal to 18 months of his annual base salary, plus a lump sum payment equal to 150% of his target bonus, without proration, for the fiscal year of termination;
•subsidized premiums for COBRA continuation coverage for a period of 18 months (or such earlier date that he obtains alternative coverage); and
•accelerated vesting of all outstanding stock-based awards held by the executive as of the date of termination, with any performance awards deemed satisfied at the “target” performance level, and any stock options remaining outstanding for their full term.
Leanne Kelly
Pursuant to her employment agreement with us, if Ms. Kelly’s employment were terminated by us without cause or terminated by Ms. Kelly for good reason, in either case not in connection with a change in control, then Ms. Kelly would be entitled to the following severance benefits:
•continued base salary for a period of nine months, plus a pro-rated bonus for the year of termination, based on actual performance results for the entire year, and provided she was employed for at least six months during that year; and
•subsidized premiums for COBRA continuation coverage for a period of nine months (or such earlier date that she obtains alternative coverage).
Pursuant to her employment agreement with us, if Ms. Kelly’s employment were terminated by us without cause or terminated by Ms. Kelly for good reason, in either case within the one-year period following a change in control transaction, then Ms. Kelly would be entitled to the following severance benefits:
•a lump sum payment equal to 12 months of her annual base salary, plus a lump sum payment equal to 100% of her target bonus, without proration, for the fiscal year of termination;
•subsidized premiums for COBRA continuation coverage for a period of 12 months (or such earlier date that she obtains alternative coverage); and
•accelerated vesting of all outstanding stock-based awards held by the executive as of the date of termination, with any performance awards deemed satisfied at the “target” performance level, and any stock options remaining outstanding for their full term.
Vipin Kumar, Ph.D.
Pursuant to his employment agreement with us, if Dr. Kumar’s employment were terminated by us without cause or terminated by Dr. Kumar for good reason, in either case not in connection with a change in control, then Dr. Kumar would be entitled to the following severance benefits:
•continued base salary for a period of nine months, plus a pro-rated bonus for the year of termination, based on actual performance results for the entire year, and provided he was employed for at least six months during that year; and
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•subsidized premiums for COBRA continuation coverage for a period of nine months (or such earlier date that he obtains alternative coverage).
Pursuant to his employment agreement with us, if Dr. Kumar’s employment were terminated by us without cause or terminated by Dr. Kumar for good reason, in either case within the one-year period following a change in control transaction, then Dr. Kumar would be entitled to the following severance benefits:
•a lump sum payment equal to 12 months of his annual base salary, plus a lump sum payment equal to 100% of his target bonus, without proration, for the fiscal year of termination;
•subsidized premiums for COBRA continuation coverage for a period of 12 months (or such earlier date that he obtains alternative coverage); and
•accelerated vesting of all outstanding stock-based awards held by the executive as of the date of termination, with any performance awards deemed satisfied at the “target” performance level, and any stock options remaining outstanding for their full term.
Outstanding Equity Awards at Fiscal Year-End
Stock Option Awards
The following table sets forth the outstanding stock option awards as of December 31, 2025, held by our named executive officers, on an award-by-award basis, setting forth the total number of shares underlying each stock option award that are (i) exercisable, but not yet exercised, (ii) unexercisable and not yet exercised, and (iii) total aggregate amount underlying each award.

	Option Awards
Name	Number of Securities Underlying Unexercised, Options (#) Exercisable	Number of Securities Underlying Unexercised, Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
W. Marc Hertz, Ph.D.	272	—		—	326.48	1/23/2035
President and Chief Executive Officer	662	291	(1)	—	39.48	8/26/2035
	2,810	870	(2)	—	54.04	9/18/2035

Leanne Kelly	—	1	(3)	—	65,840.32	9/22/2033
Chief Financial Officer	91	—		—	326.48	1/23/2035
	278	145	(4)	—	39.48	8/26/2035
	1,107	436	(5)	—	54.04	9/18/2035

Vipin Kumar, Ph.D.	91	—		—	326.48	1/23/2035
Chief Scientific Officer	278	145	(4)	—	39.48	8/26/2035
	1,107	436	(5)	—	54.04	9/18/2035
__________________
(1)Represents option to purchase shares of our Common Stock granted on August 26, 2025, 662 shares underlying this option vested in full on the date of grant and the remaining 291 options, subject to continued service, vest in 12 substantially equal quarterly installments thereafter such that the stock option is fully vested on the third anniversary of the date of grant.
(2)Represents option to purchase shares of our Common Stock granted on September 18, 2025, 2,810 shares underlying this option vested in full on the date of grant (September 18, 2025) and the remaining 870 options, subject to continued service, vest in 12 substantially equal quarterly installments thereafter such that the stock option is fully vested on the third anniversary of the date of grant.
(3)Represents an option to purchase shares of our Common Stock granted on September 22, 2023. The shares underlying this stock option award vested 25% on the first anniversary of the date of grant and the remaining shares vest, subject to continued service, 2.083% (1/48th of such shares) on each subsequent month thereafter.
(4)Represents option to purchase shares of our Common Stock granted on August 26, 2025, 278 shares underlying this option vested in full on the date of grant and the remaining 145 options vest, subject to continued service, in 12 substantially equal quarterly installments thereafter such that the stock option is fully vested on the third anniversary of the date of grant.
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(5)Represents option to purchase shares of our Common Stock granted on September 18, 2025, 1,107 shares underlying this option vested in full on the date of grant and the remaining 436 options vest, subject to continued service, in 12 substantially equal quarterly installments thereafter such that the stock option is fully vested on the third anniversary of the date of grant.

DIRECTOR COMPENSATION

Director Compensation and Compensation Table
Our director compensation program is designed to enhance our ability to attract and retain highly qualified directors and to align their interests with the long-term interests of our stockholders. The program generally includes a cash component, which is designed to compensate non-employee directors for their service on our board of directors and an equity component, which is designed to align the interests of non-employee directors and stockholders. Directors who are employees of the Company receive no additional compensation for their service on our board of directors.
The compensation committee annually reviews compensation paid to our non-employee directors and makes recommendations for adjustments, as appropriate, to the full board of directors. As part of this annual review, the compensation committee considers the significant time commitment and skill level required by each non-employee director in serving on our board of directors and its various committees. The compensation committee seeks to maintain a market competitive director compensation program and benchmarks our director compensation program against those maintained by our peer group.
Our amended and restated non-employee director compensation program provides that each non-employee board member will receive the following compensation:
•An annual cash retainer of $40,000 for service on the board of directors, an annual cash retainer of $7,500 for service on the audit committee, an annual cash retainer of $6,000 for service on the compensation committee and an annual cash retainer of $5,000 for service on the nominating and corporate governance committee, which the non-employee director may instead elect to receive any of the annual retainers in an award of a stock option in lieu of cash, provided that the compensation committee determines in its discretion that a sufficient number of shares remain available for issuance pursuant to the A&R 2018 Plan or pursuant to any then-effective equity incentive plan.
•Non-employee directors who are first appointed or elected to the board of directors will receive an initial stock option grant to purchase a number of shares of our Common Stock equal to the quotient obtained by dividing $100,000 by the closing price of our Common Stock on the date of such director’s initial election or appointment, provided, however, in no event will the number of shares underlying such grant exceed 0.36% of our issued and outstanding shares of Common Stock on such grant date, which generally will vest in quarterly installments over three years.
•A non-employee director who (i) is serving on the board of directors as of the date of any annual meeting of our stockholders after August 11, 2025 and has been serving as a non-employee director for at least six months as of the date of such meeting, and (ii) will continue to serve as a non-employee director immediately following such meeting, shall be automatically granted an option grant to purchase a number of shares of Common Stock equal to the quotient obtained by dividing $50,000 (or for the chairperson of the board of directors, $83,333) by the closing price of the Common Stock on the date of such annual meeting rounded down to the nearest whole share; provided, however, in no event will the number of shares underlying such grant exceed 0.18% (or, for the chairperson of the board of directors, 0.3%) of the issued and outstanding shares of Common Stock on such grant date. Such options generally will vest in quarterly installments over one year. Notwithstanding the foregoing, the directors did not receive stock options on the date of the 2024 annual meeting of our stockholders, and in lieu thereof, in January 2025, the directors, other than the chairperson of the board of directors, received options to purchase an aggregate of 1,281 shares of Common Stock and the chairperson of the board of directors received options to purchase 2,169 shares of Common Stock, all of which vested at the time of grant.

In addition to any other consideration received, our amended and restated non-employee director compensation program provides that non-employee board members serving as a chairperson will receive the following additional consideration:
•The audit committee chairperson will receive an additional annual retainer of $15,000.
•The compensation committee chairperson will receive an additional annual retainer of $12,000.
•The nominating and corporate governance committee chairperson will receive an additional annual retainer of $10,000.
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•The Board chairperson will receive an additional annual retainer of $30,000.
A non-employee director may instead elect to receive the annual retainer for serving as a chairperson in an award of a stock option in lieu of cash.
Director Compensation
The following table provides information on compensation paid to the Company’s non-employee directors in 2025:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
David Baker	40,000	66,690	106,690
Roelof Rongen	57,500	66,690	124,190
Camilla V. Simpson, M.Sc.	64,500	66,690	131,190
David Szekeres	91,000	113,173	204,173
_________________
(1)Reflects the aggregate grant date fair value of stock options granted during the fiscal year calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with the option awards. Following the 2025 Annual Meeting of Stockholders, Messrs. Baker and Rongen and Ms. Simpson were granted a stock option to purchase 161 shares, and Mr. Szekeres was granted a stock option to purchase 269 shares, each with an exercise price equal to $36.40. The shares underlying the stock options vest subject to the director’s continued service through the applicable vesting dates.
(2)The following table shows the aggregate number of outstanding shares of Common Stock underlying outstanding option awards held by our non-employee directors as of December 31, 2025:

Name	Outstanding Option Awards
David Baker	1,281
Roelof Rongen	1,281
Camilla V. Simpson, M.Sc.	1,281
David Szekeres	2,169
Policies and Procedures Related to the Grant of Certain Equity Awards
We do not purposefully time our grants to coincide or be near in time to the release of material non-public information (“MNPI”), and we do not time the release of material nonpublic information based on equity award grant dates. However, from time to time, we may grant options close in time to the release of MNPI to the extent those options are being granted upon the hiring of new executive officers and in connection with annual grants being made as part of our director compensation policy, upon appointment of a new director and on an annual basis at each annual meeting.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information regarding our equity compensation plans as of December 31, 2025:

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	15,032	$68.44	19,919
Equity compensation plans not approved by security holders	—	—	—
Total	15,032		19,919
_____________
(1)    The number of shares of our Common Stock authorized under the A&R 2018 Plan automatically increases on January 1 of each year until the expiration of the A&R 2018 Plan, in an amount equal to four percent of the total number of shares of our Common Stock outstanding on December 31 of the preceding calendar year, subject to the discretion of our board of directors to determine a lesser number of shares shall be added for such year.
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Description of the A&R 2018 Plan
On April 20, 2023, the stockholders of the Company approved the A&R 2018 Plan. On July 7, 2025, the Board approved an amendment and restatement to the A&R 2018 Plan to increase the amount of shares authorized for issuance thereunder by 14,285 shares, which was subsequently approved by the stockholders of the Company on August 13, 2025. The A&R 2018 Plan provides for the grant of ISOs, non-qualified stock options (“NQSOs”), restricted stock, performance units, performance shares, RSUs and other stock-based awards to our employees, directors, and consultants. The purpose of the A&R 2018 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants, and to promote the success of our business. The A&R 2018 Plan provides for an annual increase on the first day of each calendar year beginning January 1, 2025 and ending on and including January 1, 2033, equal to the lesser of (x) 4% of the aggregate number of shares outstanding on the final day of the immediately preceding calendar year, and (y) such smaller number of shares as is determined by the board of directors. The A&R 2018 Plan further authorizes the board of directors or compensation committee to amend the terms of certain awards thereunder.
As currently in effect, 34,951 shares of our Common Stock are reserved for issuance pursuant to the A&R 2018 Plan, of which 15,032 are subject to issued and outstanding awards.

PROPOSALS

Proposal 1: Election of Directors

The board of directors has voted to nominate each of W. Marc Hertz, Ph.D. and David Szekeres for election at the Annual Meeting as a Class III director for a term of three years to serve until the Company’s 2029 Annual Meeting of Stockholders and until such person’s successor has been elected and qualified. The Class I director (David Baker) and the Class II directors (Roelof Rongen and Camilla V. Simpson M.Sc.) will serve until the annual meetings of stockholders to be held in 2027 and 2028, respectively, and until their respective successors have been elected and qualified.
If you properly submit a proxy without giving specific voting instructions, the shares represented by the enclosed proxy will be voted FOR the election of each of W. Marc Hertz, Ph.D. and David Szekeres, as directors. In the event that either of the nominees becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in such nominee’s place. We have no reason to believe that the nominees will be unable or unwilling to serve as a director.
Biographical information and the attributes, skills and experience of each of the nominees that led our nominating and corporate governance committee and board of directors to determine that each nominee should serve as a director are discussed in the “Executive Officers and Directors” section of this Proxy Statement.
Vote Required and Recommendation of Our Board of Directors
To be approved, the number of votes cast “FOR” a nominee’s election in an uncontested election must exceed the number of votes cast “AGAINST” such nominee’s election. In all director elections other than uncontested elections, the nominees for election as a director shall be elected by a plurality of the votes cast. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting. For each nominee, you may vote either “FOR”, “AGAINST”, or “ABSTAIN”. Broker non-votes and abstentions will have no effect on the outcome of this proposal. An “uncontested election” means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.10 of our Bylaws; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that we file our definitive proxy statement relating to such meeting with the SEC (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Corporate Secretary of the Company; (ii) determined not to be a valid notice of nomination, with such determination to be made by the board of directors (or a committee thereof) pursuant to Section 2.10 of our Bylaws, or if challenged in court, by a final court order; or (iii) determined by the board of directors (or a committee thereof) not to create a bona fide election contest.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF W. MARC HERTZ, PH.D. AND DAVID SZEKERES AS A CLASS III DIRECTOR, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF
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THE BOARD OF DIRECTORS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON SUCH STOCKHOLDER’S PROXY.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our audit committee has appointed Withum, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2026. The board of directors proposes that the stockholders ratify the appointment of Withum. We expect that representatives of Withum will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Withum, the audit committee reviewed auditor independence issues and existing commercial relationships with Withum and concluded that Withum has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026.
As reported on our Current Report on Form 8-K, filed on April 15, 2025, our audit committee approved the dismissal of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as our independent registered public accounting firm. The dismissal was not related to any disagreements with Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
The reports of Sadler Gibb on the financial statements of the Company as of and for the fiscal year ended December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the explanatory paragraph relating to the Company's ability to continue as a going concern contained in such reports.
During the fiscal year ended December 31, 2024 and during the interim period through April 11, 2025, there were (a) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to the satisfaction of Sadler Gibb, would have caused Sadler Gibb to make reference thereto in their reports, and (b) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in the Company’s internal control over financial reporting as previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 14, 2025.
On April 11, 2025, the audit committee appointed Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Prior to their appointment as our independent registered public accounting firm effective April 11, 2025, neither the Company nor anyone on its behalf has consulted with Withum regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
The following table represents aggregate fees incurred by us for Withum’s services during the year ended December 31, 2025:

December 31,
2025
Audit Fees (1)	$397,858
Audit Related Fees (2)	—
Tax Fees (3)	—
All Other Fees (4)	—
Total	$397,858
(1)Audit Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years as well as the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.
(2)Audit Related Fees represent the aggregate fees billed for assurance and related professional services rendered by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)Tax Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning services.
(4)All Other Fees represent the aggregate fees billed for all other products and services rendered by our independent registered public accounting firm other than the services reported in the other categories
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The following table represents aggregate fees incurred by us for Sadler Gibb’s services during the years ended December 31, 2025 and 2024:

	December 31,
	2025	2024
Audit Fees (1)	$82,500	$194,325
Audit Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total	$82,500	$194,325
(1)Audit Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years as well as the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.
(2)Audit Related Fees represent the aggregate fees billed for assurance and related professional services rendered by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)Tax Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning services.
(4)All Other Fees represent the aggregate fees billed for all other products and services rendered by our independent registered public accounting firm other than the services reported in the other categories
The audit committee will approve in advance the engagement and fees of the independent registered public accounting firm for all audit services and non-audit services, based upon independence, qualifications and, if applicable, performance. The audit committee may form and delegate to subcommittees of one or more members of the audit committee the authority to grant pre-approvals for audit and permitted non-audit services, up to specific amounts.
Pre-Approval Policies and Procedures
Our audit committee has established a policy that requires it, or the chairperson of our audit committee pursuant to delegated authority, to pre-approve all services provided by our independent registered public accounting firm and the fees for such services. Our audit committee considers, among other things, the possible effect of the performance of such services on the firm's independence. The prior approval of our audit committee, or the chairperson of our audit committee pursuant to delegated authority, was obtained for all services provided by Withum in 2025 and Sadler Gibb in 2025 and 2024 and the fees for such services.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next twelve months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee, or the chairperson if such approval is needed between meetings of the audit committee, pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.
Vote Required and Recommendation of Our Board of Directors
The approval of this Proposal 2 requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A STOCKHOLDER INDICATES OTHERWISE ON SUCH STOCKHOLDER’S PROXY.
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Proposal 3: Approval of an Amendment and Restatement to the Company’s Amended and Restated 2018 Equity Incentive Plan, to Increase the Number of Shares of Common Stock Authorized for Issuance Thereunder by 546,529.

General
We are requesting that our stockholders approve the adoption of an amendment and restatement (the “Amendment”) to our A&R 2018 Plan, which Amendment was approved by the board of directors on September 21, 2026, effective upon approval by our stockholders at the Annual Meeting. If this proposal is approved, (i) the number of shares authorized for issuance of awards under the A&R 2018 Plan will be increased by 546,529 from 34,951 to an aggregate of 581,480 shares of Common Stock and (ii) the evergreen provisions would be extended to January 1, 2036. This Amendment is being submitted for approval at the Annual Meeting in order to ensure that we have an adequate number of shares available for issuance in order to grant equity incentive compensation awards to our employees, executive officers, directors, and consultants pursuant to our compensation programs and to allow for the grant of incentive stock options (“ISOs”) to employees under the A&R 2018 Plan.

The Company’s A&R 2018 Equity Incentive Plan was originally approved by our board of directors and stockholders in 2018. In 2023, in connection with the Merger, the A&R 2018 Plan was approved by our board of directors and stockholders. In August 2025, our stockholders further approved an amendment and restatement of the A&R 2018 Plan to increase the number of shares reserved for issuance thereunder by 14,285 shares of common stock. By its terms, the A&R 2018 Plan may be amended by the board of directors provided that any amendment that the board of directors determines requires stockholder approval is subject to receiving such stockholder approval. Approval of the Amendment by our stockholders is required by Nasdaq listing rules. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

By approving the Amendment, the stockholders would also be approving 80,000,000 as the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of ISOs under the A&R 2018 Plan, the same aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of ISOs previously approved by our stockholders on August 13, 2025. By approving the Amendment, the stockholders would also be approving an amendment to the A&R 2018 Plan’s evergreen provision providing for an annual increase on the first day of each calendar year beginning on January 1, 2027 and ending on January 1, 2036 equal to 4% of the shares of our Common Stock outstanding on the last day of the immediately preceding calendar year (or a lesser number determined by our board of directors).

As of September 15, 2026, a total of 19,919 shares of our Common Stock remain available for issuance under the A&R 2018 Plan; options to purchase a total of up to 15,032 shares of Common Stock were outstanding. As of September 15, 2026, no restricted shares of Common Stock or restricted share units (“RSUs”) or stock appreciation rights (“SARs”) were outstanding. As of September 15, 2026, no shares of our Common Stock have been issued upon the exercise of options or the vesting of other equity awards granted under the A&R 2018 Plan.

As of September 15, 2026, the outstanding options under the A&R 2018 Plan have a consolidated weighted average exercise price of $68.44 and a consolidated weighted average remaining term of 8.96 years. As of September 15, 2026, the equity overhang, represented by (a) the sum of all outstanding stock options, plus the number of shares available for issuance pursuant to future awards under the A&R 2018 Plan as a percentage of (b) the sum of (i) the number of shares of our Common Stock outstanding as of September 15, 2026, plus (ii) the number of shares described in clause (a) above, was 1.57%. If the Amendment is approved by stockholders, the equity overhang would be 21.01% and the number of shares available for future grants under the A&R 2018 Plan will be 566,448.

Reasons for the Amendment
Our board of directors and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The purpose of the A&R 2018 Plan is to provide a means whereby we can secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and to provide a means by which such persons may be given an opportunity to benefit from increases in value of our Common Stock. The Amendment will maintain and enhance the key policies and practices adopted by our management and board of directors to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in retaining and motivating key personnel.

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As described under the heading “Stock Ownership,” above, as of September 15, 2026, all of our directors and executive officers beneficially owned only 0.61% of our outstanding Common Stock, collectively. We believe that the increase in the number of shares available for issuance under the A&R 2018 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors.

Our board of directors believes that if the Amendment is not approved, we will not have enough shares in the A&R 2018 Plan to adequately provide for future long-term equity compensation to incentivize our employees or to provide annual equity grants as part of compensation to our non-employee directors, and we may therefore lose key personnel to competitors, which would be detrimental to our operations. Our board of directors currently believes that if the Amendment is approved by stockholders, the 581,480 shares authorized for issuance under the A&R 2018 Plan will allow the Company to provide incentives to its directors and employees, including our executive officers, and officers during this fiscal year.

The following is a brief summary of the A&R 2018 Plan. This summary is qualified in its entirety by reference to the text of the A&R 2018 Plan, a copy of which is attached as Annex A to this Proxy Statement.

Summary of Material Features of our Plan

Eligibility and Administration. Our employees, consultants and directors are eligible to participate in the A&R 2018 Plan. As of September 15, 2026, there were approximately three employees, one consultant and four non-employee directors eligible to participate in the A&R 2018 Plan. The A&R 2018 Plan is administered by our board of directors or a committee thereof, which may delegate its duties and responsibilities to our compensation committee or to other committees of our directors and/or officers (collectively, the “Plan Administrator”), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, stock exchange rules and other laws, as applicable. The Plan Administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with and adopt rules for the administration of the A&R 2018 Plan, subject to its express terms and conditions. The Plan Administrator sets the terms and conditions of all awards under the A&R 2018 Plan, including any vesting and vesting acceleration conditions.

Limitation on Shares Available. We have reserved, subject to stockholder approval of the Amendment, 581,480 shares of Common Stock for issuance under the A&R 2018 Plan, plus an annual increase on the first day of each calendar year beginning on January 1, 2027 and ending on January 1, 2036 equal to the lesser of (i) 4% of the shares of Common Stock outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of Common Stock as determined by our board of directors; provided, however, that no more than 80,000,000 shares of Common Stock may be issued upon the exercise of ISOs. The shares available for issuance or delivery under the A&R 2018 Plan may include authorized but unissued shares, treasury shares, shares acquired in the open market or a combination thereof.

In the event that shares of Common Stock previously issued under the A&R 2018 Plan are reacquired by the Company, such shares shall be added to the number of shares then available for issuance under the A&R 2018 Plan. In the event that an outstanding award for any reason expires or is canceled before being exercised or settled in full, the unexercised or unsettled shares subject to such award shall remain available for issuance under the A&R 2018 Plan. In the event that shares that otherwise would have been issuable under the A&R 2018 Plan are withheld by the Company in payment of the purchase price, exercise price or withholding taxes with respect to an award, such shares shall remain available for issuance under the A&R 2018 Plan. To the extent an award is settled in cash, the cash settlement shall not reduce the number of shares remaining available for issuance under the A&R 2018 Plan.

Awards. The A&R 2018 Plan provides for the grant of stock options, restricted shares, RSUs, SARs and other stock awards. All equity awards under the A&R 2018 Plan are subject to award agreements, which detail the terms and conditions of the awards, including any applicable vesting, performance conditions, if any, payment terms and post-termination exercise limitations. A brief description of each award type follows.

•Stock Options. The Plan Administrator may grant stock options, which may consist of non-qualified stock options (“NQSOs”), ISOs or any combination of the foregoing. Stock options will provide the option holder the right to purchase shares of Common Stock at a price not less than the fair value of such shares on the date of grant. No stock options may be exercised more than 10 years from the date of grant. Each grant of stock options must specify (i) the period of continuous employment that is required (or the performance objectives that must be achieved) before the stock options become exercisable, (ii) the extent to which the option holder will have the right to exercise the stock options following termination of service and (iii) the permitted method for paying the exercise price.
•Stock Appreciation Rights. The Plan Administrator may grant SARs. Each SAR award agreement will specify a grant price, which must be at least equal to the fair value of one share of Common Stock on the date of grant. No SAR may be exercised more than 10 years from the date of grant. Upon the exercise of a SAR, the holder is entitled
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to receive payment in an amount determined by multiplying (i) the excess of the fair value per share of Common Stock on the date of exercise over the grant price, by (ii) the number of shares with respect to which the SAR is exercised. The payment upon the SAR exercise will be in cash, shares of Common Stock of equivalent value or in some combination thereof, as provided in the applicable SAR award agreement. Each SAR award agreement must specify (i) the period of continuous employment that is required (or the performance objectives that must be achieved) before the SAR becomes exercisable and (ii) the extent to which the holder will have the right to exercise the SAR following termination of service.

•Restricted Shares. The Plan Administrator may grant restricted shares to participants in such number as it determines in its discretion. A grant of restricted shares signifies the immediate transfer of ownership of shares of Common Stock to a participant in consideration of the participant’s performance of services. Such transfer may be made without additional consideration or in consideration of a payment by the recipient that is less than the fair value per share on the date of grant. Unless otherwise provided by the Plan Administrator, a participant is entitled immediately to voting, dividend and other ownership rights in the Common Stock. Restricted shares must be subject to a “substantial risk of forfeiture,” based on the passage of time, the achievement of performance objectives or the occurrence of other events as determined by the Plan Administrator at its discretion. In order to enforce these forfeiture provisions, the transferability of restricted shares will be limited in the manner prescribed by the Plan Administrator on the date of grant for the period during which such forfeiture provisions are to continue.
•Restricted Share Units. The Plan Administrator may grant RSUs to participants in such number as it determines in its discretion. RSUs constitute an agreement to issue or deliver shares of Common Stock, cash or a combination thereof to the participant in the future at the end of a restriction period and subject to the fulfillment of such conditions as may be specified in the applicable award agreement. During the restriction period, the participant has no right to transfer any rights under his or her award and no right to vote or receive dividends on the shares covered by the restricted share units, but the Plan Administrator may authorize the payment of dividend equivalents with respect to the restricted share units.
•Other Awards. The Plan Administrator may grant or sell other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock or factors that may influence the value of such shares. In addition, the Plan Administrator may grant unrestricted shares to eligible participants.
Adjustments. In the event of any equity restructuring, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, the Plan Administrator will adjust the number and kind of shares that may be issued or delivered under the A&R 2018 Plan, the individual award limits and, with respect to outstanding awards, the number and kind of shares subject to outstanding awards, the exercise price and the grant price or any other price of shares subject to outstanding awards to prevent dilution or enlargement of rights of the participant. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Plan Administrator may, in its discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights.
Change in Control. In the event that the Company undergoes a change in control, all awards under the A&R 2018 Plan will be treated in the manner determined by the Plan Administrator. In this regard, the Plan Administrator has broad discretion to take any action with respect to outstanding awards, including accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, replacing or terminating awards and providing for such other treatment as the Plan Administrator determines.
Provisions Relating to Director Compensation. The A&R 2018 Plan provides that the board of directors may establish compensation for non-employee directors from time to time, provided that the aggregate grant date fair value of shares granted to any non-employee director under the A&R 2018 Plan and any other cash compensation paid to any non-employee director in any calendar year may not exceed $0.75 million, which amount is increased to $1.0 million in the year in which such non-employee director initially joins the board of directors.
Plan Amendment and Termination. The board of directors may amend or terminate the A&R 2018 Plan at any time; however, no amendment may adversely affect in any material way an award outstanding under the A&R 2018 Plan without the consent of the affected participant. The board of directors is required to obtain stockholder approval of any amendment to the A&R 2018 Plan to the extent necessary to comply with applicable laws. No award may be granted pursuant to the A&R 2018 Plan on or after the ten-year anniversary of the date on which the board of directors adopted the A&R 2018 Plan. No
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award may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our stockholders.
Certain Federal Tax Effects.
The following is a limited summary of certain U.S. federal income tax consequences of awards made under the A&R 2018 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the A&R 2018 Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.
Non-Qualified Stock Options. A participant will not recognize taxable income at the time of grant of a NQSO. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a NQSO equal to the excess of the fair value of the shares purchased over their exercise price.
Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an ISO. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an ISO. If the shares acquired by exercise of an ISO are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair value of such shares on the date of exercise over the exercise price. Any additional gain will be taxed as short-term or long-term capital gain.
Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair value of any shares delivered and the amount of cash paid by us.
Restricted Shares. A participant will not recognize taxable income at the time of grant of restricted shares, unless the participant makes an election under Section 83(b) of the Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares.
Restricted Share Units. A participant will not recognize taxable income at the time of grant of a RSU award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair value of any shares delivered and the amount of cash paid by us.
Company’s Tax Deduction. To the extent that an individual recognizes ordinary income in the circumstances described above, the Company is entitled to corresponding federal income tax deduction, provided, among other things, that the deduction meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1.0 million limitation on deductions for compensation of certain covered employees of the Company.
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A&R 2018 Plan Benefits
Since the adoption of the A&R 2018 Plan through September 15, 2026, we have granted the following stock awards under the A&R 2018 Plan to the individuals and groups listed below. In all cases, the securities underlying such awards were shares of our Common Stock.

Name and Position	Stock Options
Name Executive Officers
Marc Hertz, Ph.D., President and Chief Executive Officer	7,631
Leanne Kelly, Chief Financial Officer	2,572
Vipin Kumar, Ph.D., Chief Scientific Officer	2,548
All Current Executive Officers as a group	12,751
All Current Directors who are not executive officers as a group	8,470
All Employees who are not executive officers as a group	—

The table above excludes one stock award originally granted to Leanne Kelly and one stock award originally granted to David Baker, which were each cancelled in connection with the Merger.

New A&R 2018 Plan Benefits
We expect to make grants to our non-employee directors as described above under “Director Compensation” immediately following the Annual Meeting. The amounts of future grants under the A&R 2018 Plan are not determinable as awards under the A&R 2018 Plan will be granted at the sole discretion of the board of directors, the compensation committee, or other delegated persons, and we cannot determine at this time either the persons who will receive such awards under the A&R 2018 Plan or the amount or types of any such awards.

On September 15, 2026, the closing market price per share of our Common Stock was $1.82, as reported by Nasdaq, and shares of our Common Stock were listed for trading on the Nasdaq Capital Market.
Registration with the SEC
We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of Common Stock under the A&R 2018 Plan with the SEC pursuant to the Securities Act, after approval of the Amendment by our stockholders.
Vote Required and Recommendation of Our Board of Directors
The approval of this Proposal 3 requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms do not have the authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT TO THE COMPANY’S AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN TO (I) INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 546,529 AND (II) EXTEND THE EVERGREEN PROVISION TO JANUARY 1, 2036 AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON SUCH STOCKHOLDER’S PROXY.

Proposal 4: To approve any postponement or adjournment of the Annual Meeting, from time to time, if necessary to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above.

We are asking our stockholders to vote on a proposal to approve any adjournments of the Annual Meeting for the purpose of
GRI Bio, Inc. - 2026 Proxy Statement | 40

soliciting additional proxies if there are not sufficient votes at the Annual Meeting to approve Proposals 1, 2 or 3 or establish a quorum. We currently do not intend to propose postponement or adjournment at the Annual Meeting if there are sufficient votes to approve Proposals 1, 2 and 3. Under our Bylaws, the Annual Meeting may be adjourned or recessed from time to time, for any or no reason, whether or not a quorum is present, by the chairperson of the meeting. The meeting may also be adjourned for any or no reason (or recessed if a quorum is not present or represented) by a majority of the voting power of the shares present in person or represented
Vote Required and Recommendation of Our Board of Directors
The approval of this Proposal 4 requires the affirmative vote of at least a majority of the votes cast (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Abstentions will have no effect on the outcome of this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF ANY POSTPONEMENT OR ADJOURNMENT OF THE ANNUAL MEETING, FROM TIME TO TIME, IF NECESSARY TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO ADOPT THE PROPOSALS SET FORTH ABOVE, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON SUCH STOCKHOLDER’S PROXY.

Other Proposed Action

Our board of directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with the recommendation of our board of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our proxy materials unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o GRI Bio, Inc., 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037, Attention: Corporate Secretary or by phone at (619) 400-1170. If you participate in householding and wish to receive a separate copy of our proxy materials or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above and we will promptly deliver a separate copy of our proxy materials to you.
If you are the beneficial owner of shares held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of our proxy materials or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our Common Stock sharing an address.
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AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our 2025 Annual Report (consisting of our Annual Report on Form 10-K for the year ended December 31, 2025 but excluding the exhibits to such annual report) is available to stockholders entitled to notice of and to vote at the Annual Meeting at http://www.proxyvote.com. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to GRI Bio, Inc., 2223 Avenida de la Playa, Suite 208, La Jolla, CA 92037, Attention: Corporate Secretary.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Any stockholder who desires to submit a proposal for inclusion in our proxy materials for the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) in accordance with Rule 14a-8 must submit the proposal in writing c/o Corporate Secretary, GRI Bio, Inc., 2223 Avenida de la Playa Suite 208, La Jolla, CA 92037. We must receive a proposal by May 31, 2027 (120 days prior to the anniversary of the mailing date of this Proxy Statement) in order to consider it for inclusion in the proxy materials for the 2027 Annual Meeting. If the date of the 2027 Annual Meeting is changed by more than 30 days from the date of the 2026 Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials.
Nominations for election of directors and proposals for other business intended to be presented at the 2027 Annual Meeting but not included in our proxy statement and proxy must be received at our principal offices no later than close of business on August 6, 2027, which is 90 days prior to the anniversary of this year’s meeting date, and no earlier than close of business on July 7, 2027, which is 120 days prior to the anniversary of this year’s meeting date, provided, however, that in the event that the 2027 Annual Meeting is called for a date that is more than 30 days before or 70 days after the anniversary date of this year’s meeting date (or if no annual meeting was held in the preceding year), such proposal must be delivered not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting or the 10th day following the date on which public announcement of the date of the 2027 Annual Meeting is first made by the Company. The persons named as proxies in our proxy for the 2027 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on any such stockholder proposals, if presented at the 2027 Annual Meeting, without including information about the proposal in our materials. If the chairperson of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the board of directors for the 2027 Annual Meeting will have the right to exercise discretionary voting power with respect to such proposal. Any nominations or other proposals received from stockholders must be in full compliance with applicable laws and with our Bylaws. A copy of the full text of our Bylaws may be obtained upon written request to the Corporate Secretary at the address provided in the next sentence and online on the SEC’s website, www.sec.gov. All nominations and other stockholder proposals should be marked for the attention of c/o Corporate Secretary, GRI Bio, Inc., 2223 Avenida de la Playa Suite 208, La Jolla, CA 92037.
In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 7, 2027, which is 60 calendar days (as adjusted for a Sunday and a holiday) prior to the anniversary of this year’s meeting date and otherwise comply with the requirements of Rule 14a-19 under the Exchange Act. If the date of the 2027 Annual Meeting is changed by more than 30 days from the date of the 2026 Annual Meeting of Stockholders, then the notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act. Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2027 Annual Meeting.
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ANNEX A
GRI BIO, INC.
2018 EQUITY INCENTIVE PLAN
(As amended and restated)
1. Establishment and Purpose.
a. Establishment. GRI Bio, Inc. (formerly known as Vallon Pharmaceuticals, Inc.) (the “Company”) established the GRI Bio, Inc. 2018 Equity Incentive Plan (formerly known as the Vallon Pharmaceuticals, Inc. 2018 Equity Incentive Plan) (the “Plan”) effective as of October 1, 2018. The Plan is hereby amended and restated, as set forth herein, as of September 21, 2026 (the “Restatement Date”), subject to the approval by the stockholders of the Company. Definitions of capitalized terms used in the Plan are contained in Section 15 of the Plan.
b. Purpose. The purpose of the Plan is to attract and retain Directors, Consultants and officers and other key Employees of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.
2. Shares Available Under the Plan.
a. Basic Limit. Subject to adjustment under Section 10 and the provisions of this Section 2, the aggregate number of Shares issued under the Plan shall not exceed the sum of (i) 581,480 Shares, and (ii) an annual increase on the first day of each calendar year beginning January 1, 2027 and ending on and including January 1, 2036, equal to the lesser of (x) 4% of the aggregate number of Shares outstanding on the final day of the immediately preceding calendar year, and (y) such smaller number of Shares as is determined by the Board. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.
b. Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that an outstanding Stock Option, Stock Appreciation Right, Restricted Share Unit or Other Share-Based Award for any reason expires or is canceled before being exercised or settled in full, the unexercised or unsettled Shares subject to such Stock Option, Stock Appreciation Right, Restricted Share Unit or Other Share-Based Award shall remain available for issuance under the Plan. In the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the purchase price, exercise price or withholding taxes with respect to an Award, such Shares shall remain available for issuance under the Plan. To the extent a Restricted Share Unit is settled in cash, the cash settlement shall not reduce the number of Shares remaining available for issuance under the Plan. The payment of dividend equivalents in cash in conjunction with any outstanding Awards shall not reduce the number of Shares remaining available for issuance under the Plan.
c. Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 80,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.
d. Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan, the maximum aggregate grant date fair value (as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a Director as compensation for services as a Director during any fiscal year of the Company, taken together with any cash fees paid to such Director during such calendar year, may not exceed $750,000, increased to $1,000,000 in the calendar year of an individual’s initial service as a Director.
3. Administration of the Plan.
a. Authority of the Board. Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Notwithstanding anything to the contrary in the Plan, with respect to the terms and conditions of Awards granted to Participants outside the United States, the Board may vary from the provisions of the Plan to the extent it determines it necessary and appropriate to do so; provided that it may not vary from those Plan terms requiring stockholder approval pursuant to Section 13 below. All decisions, interpretations and other actions of the Board shall be final and binding on all Participants and all persons deriving their rights from a Participant.
b. In General. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board who have been appointed by the Board, and, to the extent required by Applicable Law, any such Committee shall consist solely of individuals who are “non-employee directors” within the meaning of Section 16b-3 promulgated under the Exchange Act and “independent directors” within the meaning of the rules of any securities exchange upon which Shares are listed. Each Committee shall have such authority and be responsible for such functions as the Board has assigned to it. If no Committee has been appointed, the entire Board shall administer the Plan. To the extent permitted by Applicable Law, the Board or the Committee may further delegate administrative authority under the Plan to one or more officers of the Company. Any reference to the Board in the Plan shall be construed as a reference to the Committee (if any) or to any officers of the Company to whom authority has been delegated pursuant to this Section 3, with respect to any action within the scope of such delegated authority.
c. Indemnification. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.
4. Eligibility and Participation. Subject to the provisions of the Plan, the Board may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award.
5. Stock Options and Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Options and Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Board in its sole discretion, provided that Incentive Stock Options may be granted only to Employees.
a. Award Agreement. Each Stock Option and Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option or Stock Appreciation Right, the number of Shares covered by the Stock Option or Stock Appreciation Right, the conditions upon which the Stock Option or Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Board shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement with respect to a Stock Option also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.
b. Exercise Price. The exercise price per Share of a Stock Option or Stock Appreciation Right shall be determined by the Board at the time the Stock Option or Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option or Stock Appreciation Right be less than one hundred percent of the Fair Market Value of a Share on the Date of Grant.
c. Term. The term of a Stock Option or Stock Appreciation Right shall be determined by the Board and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option or Stock Appreciation Right exceed ten years from its Date of Grant.
d. Exercisability. Stock Options and Stock Appreciation Rights shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Board and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements. The Award Agreement may permit a Participant to exercise all or a portion of a Stock Option prior to satisfaction of the applicable vesting requirements; provided that the Shares delivered upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option and the Participant shall be required to enter into a Restricted Share Award Agreement and any other similar documentation required by the Company as a condition to exercise of such Stock Option.
e. Exercise of Stock Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. Payment of the exercise price of a Stock Option may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement: (i) in cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Board; (ii) by the Participant tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by the Participant delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; and (iv) with respect to Nonqualified Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price of a Stock Option, the Company shall cause the appropriate number of Shares to be issued to the Participant.
f. Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (i) the excess of (A) the Fair Market Value of a Share on the exercise date over (B) the exercise price per Share, multiplied by (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Board in the related Award Agreement.
g. No Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any Shares covered by a Stock Option or Stock Appreciation Right until the Participant files a notice of exercise, pays the exercise price and satisfies all applicable withholding taxes pursuant to the terms of such Stock Option or Stock Appreciation Right.
h. Special Rules Applicable to Incentive Stock Options.
(i) To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.
(ii) No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless (A) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a Share on the Date of Grant, and (B) the term of such Incentive Stock Option shall not exceed five years from the Date of Grant.
6. Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Board in its sole discretion.
a. Award Agreement. Each Award of Restricted Shares shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restriction period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse, the purchase price, if any, for each Restricted Share, and such other terms and conditions as the Board shall determine and which are not inconsistent with the terms and conditions of the Plan.
b. Purchase Price. If a Participant is required to pay a purchase price for the Restricted Shares, payment may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement: (i) in cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Board, or (ii) if permitted under Applicable Law, by the Participant delivering to the Company a promissory note in a form provided by the Company bearing either full-recourse or such lesser amount of recourse as the Board determines in its sole discretion and in accordance with Applicable Law.
c. Terms, Conditions and Restrictions. The Board shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by Applicable Law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restriction period and the satisfaction of any other applicable terms and conditions.
d. Custody of Certificates. To the extent deemed appropriate by the Board, the Company may retain the certificates representing Restricted Shares, if any, in the Company’s possession until such time as all terms, conditions and restrictions applicable to such Shares have been satisfied or lapse, and annotate the Company’s Share ledger to reflect such terms, conditions, and restrictions.
e. Rights Associated with Restricted Shares during Restriction Period. During any restriction period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restriction period; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution, and that the Award Agreement may require any dividends or other distributions with respect to the Restricted Shares to be accumulated or deemed reinvested in Shares and subject to the same terms and conditions as the Restricted Shares with respect to which such dividends or distributions are paid.
7. Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Board in its sole discretion.
a. Award Agreement. Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restriction period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Board shall determine and which are not inconsistent with the terms and conditions of the Plan.
b. Terms, Conditions and Restrictions. The Board shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.
c. Voting and Dividend Rights. The Participant shall not possess any incidents of ownership (including, without limitation, any rights to distributions or voting rights) in the Shares underlying the Restricted Share Units. Prior to settlement or forfeiture, any Restricted Share Unit granted under the Plan may, at the discretion of the Board, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Share Unit is outstanding, on a current, deferred or contingent basis as provided in the Award Agreement. Settlement of dividend equivalents may be made in the form of cash, Shares, or a combination of both. The Award Agreement may require any dividend equivalents with respect to the Restricted Share Units to be accumulated or deemed reinvested and subject to the same terms and conditions as the Restricted Share Units with respect to which they are paid.
d. Form of Settlement. Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Board in the related Award Agreement.
8. Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Board in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Board shall determine, including, without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash. Without limiting the foregoing, the Board is specifically authorized to grant unrestricted Shares as a bonus, or to grant unrestricted Shares or other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board.
a. Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement, whether dividend equivalents are payable, and such other terms and conditions as the Board shall determine and which are not inconsistent with the terms and conditions of the Plan.
b. Form of Settlement. An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Board in the related Award Agreement.
9. Transfer Restrictions.
a. Transferability of Awards. Except as otherwise determined by the Board, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Board, each Participant may, in a manner established by the Board, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares, cash or other property issued or delivered under such Award. Except as otherwise determined by the Board, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.
b. Lockup Provision. Each Participant shall not, if requested by the Company and any underwriter engaged by the Company, sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by such Participant for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company shall specify reasonably and in good faith (such period not to exceed 180 calendar days). The underwriters in connection with any such registration are intended third-party beneficiaries of this Section 9(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Participant further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with any such registration that are consistent with this Section 9(b) or that are necessary to give further effect thereto.
c. Other Conditions and Restrictions on Shares. Shares issued under the Plan shall be subject to such other rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Board may determine from time-to-time. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to a Participant’s Shares generally. In addition, Shares issued under the Plan shall be subject to conditions and restrictions imposed either by Applicable Law or by Company policy, as adopted from time to time, designed to ensure compliance with Applicable Law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

10. Adjustment of Shares.
a. General. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Board shall cause there to be an equitable adjustment in (i) the number and kind of Shares available for future grants under Section 2, (ii) the number and kind of Shares covered by each outstanding Stock Option, Stock Appreciation Right, Restricted Share Unit or Other Share-Based Award, (iii) the exercise price under each outstanding Stock Option or Stock Appreciation Right and the purchase price applicable to any other outstanding Award, and (iv) any repurchase price that applies to Shares granted under the Plan pursuant to the terms of a Company repurchase right under the applicable Award Agreement, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, combination, liquidation, dissolution, or similar corporate transaction that affects the Shares, the Board at its sole discretion may make appropriate adjustments in one or more of the items listed in clauses (i) through (iv) above. No fractional Shares shall be issued under the Plan as a result of an adjustment under this Section 10(a), although the Board in its sole discretion may make a cash payment in lieu of fractional Shares.
b. Change in Control. Unless otherwise provided in the applicable Award Agreement, in the event that the Company is subject to a Change in Control, all Shares acquired under the Plan and all Awards outstanding on the effective date of the Change in Control transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Board in its capacity as administrator of the Plan, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. The treatment specified in the definitive transaction agreement or as determined by the Board may include (without limitation) one or more of the following with respect to each outstanding Award:
(i) Continuation of the outstanding Award by the Company (if the Company is the surviving corporation).
(ii) Assumption of the outstanding Award by the surviving corporation or its parent, provided that the assumption of a Stock Option or Stock Appreciation Right shall be in a manner that complies with Section 424(a) of the Code (whether or not the Stock Option is an Incentive Stock Option).
(iii) Substitution by the surviving corporation or its parent of an equivalent award for the outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Shares in the transaction), provided that the substitution of a Stock Option or Stock Appreciation Right shall be in a manner that complies with Section 424(a) of the Code (whether or not the Stock Option is an Incentive Stock Option).
(iv) Cancellation of the outstanding Award and a payment to the Participant with respect to each Share subject to the Award (including vested and/or unvested Shares, as determined by the Board) as of the transaction date equal to the excess of (A) the value, as determined by the Board in its absolute discretion, of the property (including cash) received by the holder of a Share as a result of the transaction, over (if applicable) (B) the per-Share exercise price of the Award (such excess, if any, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Shares, but only to the extent the application of such provisions does not adversely affect the status of the Award as exempt from Section 409A of the Code. If the Spread applicable to an Award is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. In the event that a Restricted Share Unit or Other Share-Based Award is subject to Section 409A of the Code, the payment described in this clause (iv) shall be made on the settlement date specified in the applicable Award Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4).

(v) Cancellation of the Stock Option or Stock Appreciation Right without the payment of any consideration; provided that the Participant holding a Stock Option or Stock Appreciation Right shall be notified of such treatment and given an opportunity to exercise the award (including any unvested portion) during a period of not less than 5 business days preceding the effective date of the transaction, unless (A) a shorter period is required to permit a timely closing of the transaction and (B) such shorter period still offers the holder of the Stock Option or Stock Appreciation Right a reasonable opportunity to exercise the award. Any exercise of the Stock Option or Stock Appreciation Right during such period may be contingent upon the closing of the transaction.
(vi) Suspension of a Participant’s right to exercise the Stock Option or Stock Appreciation Right during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to permit the closing of the transaction.
(vii) Termination of any right the Participant has to exercise the Stock Option prior to vesting in the Shares subject to the Stock Option (i.e., “early exercise”), such that following the closing of the transaction the Stock Option may only be exercised to the extent it is vested.
Any action taken under this Section 10(b) shall either preserve an Award’s status as exempt from Section 409A of the Code or comply with Section 409A of the Code.
c. Reservation of Rights. Except as provided in this Section 10, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
11. Compliance with Section 409A. Unless otherwise expressly set forth in an Award Agreement, it is intended that awards granted under the Plan shall be exempt from Section 409A of the Code, and any ambiguity in the terms of an Award Agreement and the Plan shall be interpreted consistently with this intent. To the extent an award is not exempt from Section 409A of the Code (any such award, a “409A Award”), any ambiguity in the terms of such award and the Plan shall be interpreted in a manner that to the maximum extent permissible supports the award’s compliance with the requirements of that statute. Notwithstanding anything to the contrary permitted under the Plan, in no event shall a modification of an Award not already subject to Section 409A of the Code be given effect if such modification would cause the Award to become subject to Section 409A of the Code unless the parties explicitly acknowledge and consent to the modification as one having that effect. A 409A Award shall be subject to such additional rules and requirements as specified by the Board from time to time in order for it to comply with the requirements of Section 409A of the Code. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Section 409A(a)(1). In addition, if a Change in Control constitutes a payment event with respect to any 409A Award, then the transaction with respect to such award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code. Neither the Company nor any member of the Board shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.
12. Withholding Taxes. To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of a Stock Option or Stock Appreciation Right exercise, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. Neither the Company nor any of its Subsidiaries shall be required to issue or deliver Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Board may permit or require applicable tax withholding obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, provided that in no event shall the Fair Market Value of any Shares withheld to satisfy tax withholding obligations with respect to an Award exceed the taxes required to be withheld based on the maximum statutory tax rates in the applicable taxing jurisdictions. Any such elections are subject to such conditions or procedures as may be established by the Board and may be subject to disapproval by the Board.
13. Duration and Amendments; Stockholder Approval.
a. Term of the Plan. The Plan shall terminate automatically 10 years after the Restatement Date. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.
b. Right to Amend or Terminate the Plan. The Board may amend, suspend or terminate the Plan at any time and for any reason. Stockholder approval shall not be necessary for any amendment to the Plan, except to the extent stockholder approval is required by Applicable Law (including such stockholder approval as may be required to authorize grant of Incentive Stock Options to Employees or as may be required under stock exchange listing standards).
c. Effect of Amendment or Termination. No Shares shall be issued or sold and no Award granted under the Plan after the termination of the Plan, except upon exercise of a Stock Option, Stock Appreciation Right (or any other right to purchase Shares) or settlement of any other Award granted under the Plan prior to such termination. Except as otherwise provided in Sections 10 or 13(d), which specifically do not require the consent of any Participant, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant of such Award; provided that the Board may modify an Incentive Stock Option to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.
d. Adjustments to Outstanding Awards. The Board may in its sole discretion at any time, including in connection with a Change in Control, and without the consent of any Participant, (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Board may, in its sole discretion, declare.
e. Prohibition on Repricing. Except for adjustments made pursuant to Section 10, the Board or the Committee will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the stockholders of the Company, except as provided in Section 10. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the stockholders of the Company. This Section 13(e) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Section 10.
14. Miscellaneous.
a. Securities Law Requirements. Shares shall not be issued under the Plan unless, in the opinion of counsel acceptable to the Board, the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall not be liable for a failure to issue Shares as a result of such requirements. Unless and until the Shares have been registered under the

Securities Act, each certificate evidencing any Shares delivered pursuant to the Plan, if any, shall bear a restrictive legend in a form specified by the Company.
b. No Right of Continued Employment or Service. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.
c. Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including, without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
d. Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Law or, in the discretion of the Board, it shall be stricken and the remainder of the Plan shall remain in full force and effect.
e. Acceptance of the Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board or the Company, in any case in accordance with the terms and conditions of the Plan.
f. Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.
g. Applicable Law. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
15. Definitions. As used in the Plan, the following definitions shall apply:
“Applicable Law” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.
“Award” means an award of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, or Other Share-Based Awards granted pursuant to the terms and conditions of the Plan.
“Award Agreement” means either: (a) an agreement, in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (b) a statement, in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.
“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning provided in the applicable employment agreement or consulting agreement between, or severance plan covering, the Participant and the Company or a Subsidiary, if any, or if there is no such agreement or plan, as applicable, that defines the term, “Cause” shall mean: (a) the Participant’s repeated failure to satisfactorily perform the Participant’s job duties after thirty (30) days written notice of such deficiency and an opportunity to cure (of at least fifteen business days), as reasonably determined by the Company or a Subsidiary; (b) the Participant’s commission of any act of fraud, misappropriation or embezzlement against or in connection with the Company or any of its Subsidiaries or their respective businesses or operations; (c) the Participant’s commission of, or indictment for or otherwise being formally charged with, any crime involving dishonesty or for any felony; or (d) the engaging by the Participant in misconduct that is detrimental to the financial condition or business reputation of the Company or any of its Subsidiaries, including due to any adverse publicity.
“Change in Control” means the occurrence of one of the following events: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; or (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (c) the consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means a committee of the Board, as described in Section 3(b).
“Company” has the meaning given such term in Section 1(a) and any successor thereto.
“Consultant” means a person, excluding Employees and Directors, who performs bona fide services for the Company or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act or under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.
“Date of Grant” means the date as of which an Award is determined to be effective and designated in a resolution by the Board and is granted pursuant to the Plan. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Board.
“Director” means any individual who is a member of the Board who is not an Employee.
“Employee” means any employee of the Company or a Subsidiary, provided that for purposes of determining whether any person may be a Participant for purposes of any grant of an Incentive Stock Option, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” means, as of any date: (a) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, (i) for the purpose of determining the exercise price of, or the amount payable upon the exercise of, Stock Options, Stock Appreciation Rights and any other Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Board through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) for any other purpose, the fair market value as determined by the Board in good faith; or (b) if the Shares are listed on a nationally recognized stock exchange, the closing price of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices.
“Incentive Stock Option” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.
“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.
“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 8.
“Participant” means any eligible individual as set forth in Section 4 who holds one or more outstanding Awards.
“Performance Objectives” means the performance objective or objectives established by the Board pursuant to the Plan. The Performance Objectives applicable to an Award may include, but shall not be limited to, one or more of the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic valued added models; division, group or corporate financial goals; attainment of strategic and operational initiatives; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; year-end cash; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease, peer group results, or market performance indicators or indices.
“Plan” has the meaning given such term in Section 1(a).
“Restatement Date” has the meaning given such term in Section 1(a).
“Restricted Shares” means Shares granted or sold pursuant to Section 6 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.
“Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restriction period made pursuant to Section 7.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Share” means a share of common stock of the Company, $0.001 par value per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 10.
“Stock Appreciation Right” means a right designated as such and granted pursuant to Section 5.
“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 5. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

“Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent by reason of stock ownership or otherwise.
“Ten Percent Stockholder” means any Participant who owns more than ten percent of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.
[END OF DOCUMENT]

gri bio

GRI BIO, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 3, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GRI2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on November 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04197-P56618 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GRI BIO, INC.

The Board of Directors recommends you vote FOR each Nominee in Proposal 1 and FOR Proposals 2, 3, & 4.

Nominees:	For	Against	Abstain
1a. W. Marc Hertz, Ph.D.	☐	☐	☐
1b. David Szekeres	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and 2025 Annual Report to Stockholders are available at www.proxyvote.com.

T04198-P56618

GRI BIO, INC.
Annual Meeting of Stockholders
November 4, 2026, at 11:00 AM, Eastern time
This proxy is solicited by the Board of Directors of GRI Bio, Inc.

The undersigned, revoking any previous proxies relating to these shares, hereby appoints W. Marc Hertz, Ph.D., and Leanne Kelly, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of GRI Bio, Inc. registered in the name provided in this proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at 11:00 AM, Eastern time on Wednesday, November 4, 2026, as a virtual meeting via the internet at www.virtualshareholdermeeting.com/GRI2026, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the proxy.

The shares represented by this proxy will be voted in the manner directed herein. If no such direction is made, the shares represented by this proxy will be voted FOR each Nominee in Proposal 1 and FOR Proposals 2, 3, & 4, in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side